UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

110 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
1-732-855-2712
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31, 2007

DATE OF REPORTING PERIOD: DECEMBER 31, 2007

Item 1. Reports to Stockholders

The Annual Report to Stockholders follows

First Investors

2007 ANNUAL REPORT

LIFE SERIES FUNDS

December 31, 2007

FOREWORD

This report is for the information of the shareholders of the Funds. It is the Funds’ practice to mail only one copy of their annual and semi-annual reports to all family members who reside in the same household. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 1-800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 110 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Fund, including information about its Trustees.

Portfolio Managers’ Letter
BLUE CHIP FUND

Dear Investor:

This is the annual report for the First Investors Life Blue Chip Fund for the year ended December 31, 2007. During the year, the Fund’s return on a net asset value basis was 4.2%, including dividends of 26.1 cents per share.

There was a dramatic increase in market volatility in 2007. This was most evident during the last six months of the fiscal year when fallout from the subprime mortgage crisis rippled through the financial markets. Despite efforts by the Federal Reserve to restore calm through increases in liquidity and lower interest rates, the credit crisis and the underlying weakness in housing brought the economy to the brink of recession. The solid performance of the equity markets in the first half eroded, better than expected corporate results were ignored, and investors took a back seat to traders as volatility swings increased to levels not witnessed for much of the current decade.

The Fund managed to produce positive results in this environment. The Fund benefited from positive returns across most major economic sectors with the energy sector generating the best returns for the Fund. The top individual contributors to results within the energy sector were ExxonMobil, Chevron and Schlumberger. The information technology, consumer staples, and utilities sectors also turned in strong performances. Nokia and Microsoft were the top contributing holdings in technology. Shares of Coca-Cola and PepsiCo led the consumer staples sector. FPL Group boosted performance in the utilities sector.

The financial and consumer discretionary sectors generated negative returns for the Fund as the deterioration in the housing market and the subprime mortgage crisis also resulted in slowing consumer spending. Citigroup, American International Group, and Merrill Lynch were among our worst performing financial stocks. In the consumer discretionary sector, Home Depot and Time Warner, among others, hurt the Fund’s performance.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Matthew S. Wright	Constance Unger
Portfolio Manager	Assistant Portfolio Manager

January 31, 2008

1

Understanding Your Fund’s Expenses
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, July 1, 2007, and held for the entire six-month period ended December 31, 2007. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2

Fund Expenses
BLUE CHIP FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/07)	(12/31/07)	(7/1/07–12/31/07)*

Expense Examples
Actual	$1,000.00	$979.89	$4.04
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.13	$4.13

*	Expenses are equal to the annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total value of investments.

3

Cumulative Performance Information
BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Blue Chip Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Blue Chip Fund beginning 12/31/97 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/07.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

4

Portfolio of Investments
BLUE CHIP FUND
December 31, 2007

Shares		Security	Value

		COMMON STOCKS—98.6%
		Consumer Discretionary—9.2%
13,300		Best Buy Company, Inc.	$ 700,245
14,900		Carnival Corporation	662,901
29,700		CBS Corporation – Class “B”	809,325
20,200		Clear Channel Communications, Inc.	697,304
16,971	*	Comcast Corporation – Class “A”	309,890
27,150	*	Comcast Corporation – Special Class “A”	491,958
20,800		H&R Block, Inc.	386,256
49,900		Home Depot, Inc.	1,344,306
11,400	*	Kohl’s Corporation	522,120
40,900		Lowe’s Companies, Inc.	925,158
22,600		McDonald’s Corporation	1,331,366
53,600		News Corporation – Class “A”	1,098,264
12,000		NIKE, Inc. – Class “B”	770,880
20,600		Staples, Inc.	475,242
20,500		Target Corporation	1,025,000
89,700		Time Warner, Inc.	1,480,947
22,400	*	Viacom, Inc. – Class “B”	983,808
48,300		Walt Disney Company	1,559,124
11,280		Wyndham Worldwide Corporation	265,757

			15,839,851

		Consumer Staples—13.2%
26,100		Altria Group, Inc.	1,972,638
25,200		Anheuser-Busch Companies, Inc.	1,318,968
28,400		Avon Products, Inc.	1,122,652
46,100		Coca-Cola Company	2,829,157
7,800		Colgate-Palmolive Company	608,088
9,400		Costco Wholesale Corporation	655,744
29,400		CVS Caremark Corporation	1,168,650
12,100		General Mills, Inc.	689,700
10,900		Hershey Company	429,460
19,900		Kimberly-Clark Corporation	1,379,866
38,761		Kraft Foods, Inc. – Class “A”	1,264,771
35,000		PepsiCo, Inc.	2,656,500
46,335		Procter & Gamble Company	3,401,916
18,700		Walgreen Company	712,096
52,900		Wal-Mart Stores, Inc.	2,514,337

			22,724,543

5

Portfolio of Investments (continued)
BLUE CHIP FUND
December 31, 2007

Shares		Security	Value

		Energy—12.7%
6,200		BP PLC (ADR)	$ 453,654
50,000		Chevron Corporation	4,666,500
25,771		ConocoPhillips	2,275,579
77,500		ExxonMobil Corporation	7,260,975
27,400		Halliburton Company	1,038,734
5,500		Hess Corporation	554,730
27,100		Schlumberger, Ltd.	2,665,827
29,150		Spectra Energy Corporation	752,653
10,424	*	Transocean, Inc.	1,492,196
10,800		Valero Energy Corporation	756,324

			21,917,172

		Financials—15.8%
12,200		ACE, Ltd.	753,716
10,100		Allstate Corporation	527,523
32,500		American Express Company	1,690,650
41,400		American International Group, Inc.	2,413,620
6,500		Ameriprise Financial, Inc.	358,215
66,514		Bank of America Corporation	2,744,368
51,005		Bank of New York Mellon Corporation	2,487,004
250	*	Berkshire Hathaway, Inc. – Class “B”	1,184,000
15,900		Capital One Financial Corporation	751,434
12,200		Chubb Corporation	665,876
89,500		Citigroup, Inc.	2,634,880
23,700		Discover Financial Services	357,396
10,400		Fannie Mae	415,792
60,132		JPMorgan Chase & Company	2,624,762
7,000		Lehman Brothers Holdings, Inc.	458,080
17,700		Marsh & McLennan Companies, Inc.	468,519
17,400		Merrill Lynch & Company, Inc.	934,032
21,000		Morgan Stanley	1,115,310
6,400		PNC Financial Services Group, Inc.	420,160
7,500		SunTrust Banks, Inc.	468,675
13,400		Travelers Companies, Inc.	720,920
20,500		U.S. Bancorp	650,670
27,400		Wachovia Corporation	1,042,022
20,100		Washington Mutual, Inc.	273,561
37,600		Wells Fargo & Company	1,135,144

			27,296,329

6

Shares		Security	Value

		Health Care—12.2%
31,000		Abbott Laboratories	$ 1,740,650
11,800		Aetna, Inc.	681,214
24,900	*	Amgen, Inc.	1,156,356
8,700		Baxter International, Inc.	505,035
46,200		Bristol-Myers Squibb Company	1,225,224
15,025		Covidien, Ltd.	665,457
6,000	*	Genentech, Inc.	402,420
59,200		Johnson & Johnson	3,948,640
29,300		Medtronic, Inc.	1,472,911
22,800		Merck & Company, Inc.	1,324,908
23,700		Novartis AG (ADR)	1,287,147
129,640		Pfizer, Inc.	2,946,717
11,300	*	St. Jude Medical, Inc.	459,232
13,200		Teva Pharmaceutical Industries, Ltd. (ADR)	613,536
29,200		UnitedHealth Group, Inc.	1,699,440
21,900		Wyeth	967,761

			21,096,648

		Industrials—10.9%
18,500		3M Company	1,559,920
6,800		Boeing Company	594,728
9,400		Caterpillar, Inc.	682,064
12,000		Dover Corporation	553,080
27,200		Emerson Electric Company	1,541,152
145,500		General Electric Company	5,393,685
14,400		Honeywell International, Inc.	886,608
12,600		Illinois Tool Works, Inc.	674,604
9,200		ITT Corporation	607,568
10,900		Lockheed Martin Corporation	1,147,334
11,200		Northrop Grumman Corporation	880,768
15,025		Tyco International, Ltd.	595,741
15,300		United Parcel Service, Inc. – Class “B”	1,082,016
33,700		United Technologies Corporation	2,579,398

			18,778,666

7

Portfolio of Investments (continued)
BLUE CHIP FUND
December 31, 2007

Shares		Security	Value

		Information Technology—17.9%
11,600		Accenture, Ltd. – Class “A”	$ 417,948
12,500		Analog Devices, Inc.	396,250
5,600	*	Apple, Inc.	1,109,248
23,400		Applied Materials, Inc.	415,584
10,000		Automatic Data Processing, Inc.	445,300
84,800	*	Cisco Systems, Inc.	2,295,536
29,000		Corning, Inc.	695,710
60,800	*	Dell, Inc.	1,490,208
13,500	*	eBay, Inc.	448,065
74,300	*	EMC Corporation	1,376,779
31,400		Hewlett-Packard Company	1,585,072
92,000		Intel Corporation	2,452,720
22,900		International Business Machines Corporation	2,475,490
13,400		Maxim Integrated Products, Inc.	354,832
180,600		Microsoft Corporation	6,429,360
51,900		Motorola, Inc.	832,476
46,100		Nokia Corporation – Class “A” (ADR)	1,769,779
59,700	*	Oracle Corporation	1,348,026
16,400		QUALCOMM, Inc.	645,340
26,500	*	Symantec Corporation	427,710
35,300		Texas Instruments, Inc.	1,179,020
16,025		Tyco Electronics, Ltd.	595,008
33,800		Western Union Company	820,664
25,800		Xerox Corporation	417,702
21,900	*	Yahoo!, Inc.	509,394

			30,933,221

		Materials—2.9%
19,400		Alcoa, Inc.	709,070
14,010	*	Cemex SA de CV (ADR)	362,159
32,100		Dow Chemical Company	1,265,382
18,100		DuPont (E.I.) de Nemours & Company	798,029
23,800		International Paper Company	770,644
6,700		Newmont Mining Corporation	327,161
6,400		PPG Industries, Inc.	449,472
3,900		Weyerhaeuser Company	287,586

			4,969,503

8

Shares or
Principal
Amount	Security		Value

	Telecommunication Services—2.8%
53,200	AT&T, Inc.		$ 2,210,992
66,222	Sprint Nextel Corporation		869,495
42,300	Verizon Communications, Inc.		1,848,087

			4,928,574

	Utilities—1.0%
58,300	Duke Energy Corporation		1,175,911
7,600	FPL Group, Inc.		514,292

			1,690,203

Total Value of Common Stocks (cost $113,121,296)			170,174,710

	SHORT-TERM CORPORATE NOTES—.9%
$1,600M	Toyota Motor Credit Corp., 4.3%, 1/18/08
	(cost $1,596,746)		1,596,746

Total Value of Investments (cost $114,718,042)		99.5%	171,771,456
Other Assets, Less Liabilities		.5	893,755

Net Assets		100.0%	$172,665,211

*	Non-income producing

Summary of Abbreviations:
ADR American Depositary Receipts

See notes to financial statements	9

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Cash Management Fund for the year ended December 31, 2007. During the year, the Fund’s return on a net asset value basis was 4.6%, including dividends of 4.5 cents per share. The Fund maintained a $1.00 net asset value per share throughout the year.

During the reporting period, performance was primarily driven by changes in the direction of short-term interest rates. In addition, liquidity and credit spreads were relevant factors in the Fund’s performance.

In response to turmoil in the financial markets and as an effort to minimize future risks to the economy, the Federal Reserve (the “Fed”) lowered the federal funds rate by 100 basis points (1%) during the second half of 2007. The Fed also implemented a number of additional market stabilizing techniques that helped lower short-term interest rates. The financial markets were subject to significant disruptions during the second half of 2007, which drove investors to seek safety and liquidity. This flight to quality drove interest rates on U.S. Treasury Bills, government agency securities and higher quality short-term corporate debt sharply lower. These are the types of instruments in which the Fund is primarily invested.

The Fund effectively used corporate bonds and notes for incremental return, in addition to floating rate securities and various types of callable securities. The Fund continued to invest conservatively, mitigating credit risk by generally limiting corporate security investments to shorter maturities and smaller position sizes while maintaining a significant portion of its assets in U.S. government and agency securities. In addition, the Fund continued to commit a significant portion of its assets to floating rate securities. The Fund did not invest in asset-backed commercial paper during the period.

Although money market funds are relatively conservative vehicles, there can be no assurance that they will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Michael J. O' Keefe
Portfolio Manager

January 31, 2008

Fund Expenses
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/07)	(12/31/07)	(7/1/07–12/31/07)*

Expense Examples
Actual	$1,000.00	$1,022.40	$3.57
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.68	$3.57

*	Expenses are equal to the annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total value of investments.

11

Portfolio of Investments
CASH MANAGEMENT FUND
December 31, 2007

Principal		Interest
Amount	Security	Rate*	Value

	CORPORATE NOTES—53.8%
$ 250M	Anheuser-Busch Cos., Inc., 2/25/08†	4.15%	$ 248,414
	Archer-Daniels-Midland Co.:
350M	3/11/08	4.25	347,101
300M	3/11/08†	4.25	297,521
	Chevron Funding Corp.:
150M	1/4/08	4.44	149,944
200M	1/16/08	4.42	199,630
350M	2/13/08	4.21	348,240
250M	Coca Cola Co., 2/1/08†	4.50	249,024
350M	Dupont (E.I.) de Nemours & Co., 1/29/08†	4.18	348,861
	General Electric Capital Corp.:
300M	3/13/08	4.52	297,272
400M	4/21/08	4.29	394,708
300M	GlaxoSmithKline Finance PLC, 3/28/08†	4.62	296,637
	Hershey Foods Corp.:
400M	1/31/08†	4.22	398,593
256M	1/31/08†	4.25	255,092
400M	IBM International Group Capital, LLC, 3/18/08†	4.16	396,441
250M	John Deere Capital Corp., 1/15/08	4.79	249,901
350M	Madison Gas & Electric Co., 1/4/08	4.30	349,874
650M	New Jersey Natural Gas Co., 1/16/08	4.20	648,862
350M	PepsiCo, Inc., 1/17/08†	4.17	349,351
250M	Pfizer, Inc., 5/1/08†	4.37	246,300
350M	Pitney Bowes, Inc., 1/15/08†	4.22	349,425
300M	Procter & Gamble International Funding, SCA, 3/14/08†	4.35	297,345
700M	Prudential Funding Corp., 3/28/08	4.20	692,894
	Toyota Motor Credit Corp.:
200M	3/6/08	4.64	198,319
500M	4/29/08	4.30	492,892

Total Value of Corporate Notes (cost $8,102,641)			8,102,641

	U.S. GOVERNMENT AGENCY OBLIGATIONS—32.3%
	Fannie Mae:
2,145M	1/24/08	4.13	2,139,346
100M	8/8/08	4.56	100,000
	Federal Home Loan Bank:
405M	1/10/08	4.68	404,521
200M	1/28/08	5.23	199,818
600M	2/6/08	4.08	597,552
358M	3/5/08	4.25	355,289
265M	7/2/08	5.22	265,000
200M	11/19/08	4.60	200,000

12

Principal	Interest
Amount	Security	Rate*	Value

	U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
	Federal Home Loan Bank:
$ 150M	11/28/08	4.48%	$ 150,000
	Freddie Mac:
156M	1/14/08	4.65	155,736
300M	2/6/08	4.20	298,737

Total Value of U.S. Government Agency Obligations (cost $4,865,999)			4,865,999

	BANKERS’ ACCEPTANCES—9.0%
	Bank of America, NA:
300M	2/6/08	4.65	298,597
395M	4/14/08	4.45	389,822
	JPMorgan Chase & Co.:
309M	1/24/08	4.65	308,078
362M	2/5/08	4.50	360,416

Total Value of Bankers’ Acceptances (cost $1,356,913)			1,356,913

	FLOATING RATE NOTES—4.6%
100M	Advanced Packaging Corp., 10/1/36
	(LOC; Fifth Third Bank)	4.89	100,000
100M	Genesys Medsports, LLC, 1/1/27 (LOC; Fifth Third Bank)	4.89	100,000
250M	International Business Machines Corp., 9/8/08††	5.27	249,869
250M	US Bank, NA, 2/8/08	5.18	249,966

Total Value of Floating Rate Notes (cost $699,835)			699,835

Total Value of Investments (cost $15,025,388)†††		99.7%	15,025,388
Other Assets, Less Liabilities		.3	43,174

Net Assets		100.0%	$15,068,562

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2007.
†	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 5).
††	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).
†††	Aggregate cost for federal income tax purposes is the same.

Summary of Abbreviations:
LOC Letters of Credit

See notes to financial statements	13

Portfolio Managers’ Letter
DISCOVERY FUND

Dear Investor:

This is the annual report for the First Investors Life Discovery Fund for the year ended December 31, 2007. During the year, the Fund’s return on a net asset value basis was 6.6%, including dividends of 5.6 cents per share and capital gains distributions of $2.66 per share.

The Fund’s value-oriented strategy of buying well-managed companies that sell for substantial discounts to intrinsic value has again proven its worth, as the Fund outperformed its benchmark, the Russell 2000 Index, by a wide margin.

2007 was a volatile year for the stock market. The Dow Jones Industrial Average, the S&P 500 Index and the Russell 2000 Index all surpassed their peaks from 2000 and reached new highs in the third quarter. Stocks gave back most of their gains in the fourth quarter, however, as the subprime mortgage crisis unfolded. Financial services companies were hit especially hard, and our performance in 2007 was helped significantly by our decision to limit investments in the financial services industry. Large capitalization stocks outperformed small capitalization stocks, with the S&P 500 Index up 5.5% for the year, compared with a –1.6% return for the Russell 2000 Index.

Our investments in the aerospace and defense industry paid off well. Both Woodward Governor and Curtiss-Wright increased dramatically in 2007. United Industrial, a leading manufacturer of unmanned drones for the military, was acquired by Textron. Oil and gas investments were also strong contributors to returns. Denbury Resources, a domestic exploration and production company that uses CO2 flooding to increase production in mature oil fields, and Robbins & Myers, a manufacturer of drilling equipment, were the top two performers for the Fund in 2007.

As value investors, we are committed to finding out-of-favor stocks, and this environment, for all of its angst, will undoubtedly present excellent investment ideas for patient investors.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Jason Ronovech	Jonathan S. Vyorst
Portfolio Manager*	Portfolio Manager*

January 31, 2008

*	Mr. Ronovech and Mr. Vyorst became the Fund’s Co-Portfolio Managers on
August 8, 2007.

14

Fund Expenses
DISCOVERY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/07)	(12/31/07)	(7/1/07–12/31/07)*

Expense Examples
Actual	$1,000.00	$967.03	$4.07
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.08	$4.18

*	Expenses are equal to the annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total value of investments.

15

Cumulative Performance Information
DISCOVERY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Discovery Fund and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Life Series Discovery Fund beginning 12/31/97 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividend and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/07.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Russell 2000 Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

16

Portfolio of Investments
DISCOVERY FUND
December 31, 2007

Shares		Security	Value

		COMMON STOCKS—96.4%
		Consumer Discretionary—8.9%
118,000		Interactive Data Corporation	$ 3,895,180
106,700		Jackson Hewitt Tax Service, Inc.	3,387,725
113,800		Penske Automotive Group, Inc.	1,986,948
93,300		PetSmart, Inc.	2,195,349
111,100		Tempur-Pedic International, Inc.	2,885,267

			14,350,469

		Consumer Staples—7.7%
72,175		Church & Dwight Company, Inc.	3,902,502
142,200		Flowers Foods, Inc.	3,328,902
69,200		Hormel Foods Corporation	2,801,216
47,500		J. M. Smucker Company	2,443,400

			12,476,020

		Energy—7.2%
161,400	*	Denbury Resources, Inc.	4,801,650
58,700	*	Plains Exploration & Production Company	3,169,800
63,000	*	Whiting Petroleum Corporation	3,632,580

			11,604,030

		Financials—17.0%
8,262	*	Alleghany Corporation	3,321,324
84,500		American Financial Group, Inc.	2,440,360
87,400		Arthur J. Gallagher & Company	2,114,206
123,500		Assured Guaranty, Ltd.	3,277,690
134,300		FirstMerit Corporation	2,687,343
72,600		Harleysville Group, Inc.	2,568,588
303,200		MFA Mortgage Investments, Inc.	2,804,600
57,300		Midland Company	3,706,737
190,000		Phoenix Companies, Inc.	2,255,300
61,500		Wilmington Trust Corporation	2,164,800

			27,340,948

17

Portfolio of Investments (continued)
DISCOVERY FUND
December 31, 2007

Shares		Security	Value

		Health Care—11.1%
42,800		Hillenbrand Industries, Inc.	$ 2,385,244
36,200	*	Invitrogen Corporation	3,381,442
82,600	*	K-V Pharmaceutical Company – Class “A”	2,357,404
76,200	*	Lincare Holdings, Inc.	2,679,192
52,300	*	Magellan Health Services, Inc.	2,438,749
86,000		STERIS Corporation	2,480,240
52,800		West Pharmaceutical Services, Inc.	2,143,152

			17,865,423

		Industrials—21.5%
49,100		Alexander & Baldwin, Inc.	2,536,506
22,500	*	Alliant Techsystems, Inc.	2,559,600
71,300		Carlisle Companies, Inc.	2,640,239
90,500		CLARCOR, Inc.	3,436,285
68,300		Curtiss-Wright Corporation	3,428,660
71,200		Deluxe Corporation	2,341,768
72,200	*	Kansas City Southern, Inc.	2,478,626
172,900		Mueller Water Products, Inc. – Class “B”	1,723,813
90,300		Pentair, Inc.	3,143,343
60,900		Robbins & Myers, Inc.	4,605,867
136,400	*	TrueBlue, Inc.	1,975,072
54,900		Woodward Governor Company	3,730,455

			34,600,234

		Information Technology—10.0%
65,700	*	Avnet, Inc.	2,297,529
162,000		AVX Corporation	2,174,040
36,800	*	Cabot Microelectronics Corporation	1,321,488
114,200	*	Checkpoint Systems, Inc.	2,966,916
118,100	*	Convergys Corporation	1,943,926
122,100	*	Epicor Software Corporation	1,438,338
173,400	*	Tyler Technologies, Inc.	2,235,126
48,775	*	Varian Semiconductor Equipment Associates, Inc.	1,804,675

			16,182,038

Shares or
Principal
Amount		Security		Value

		Materials—3.0%
56,800		AptarGroup, Inc.		$ 2,323,688
36,000	*	RTI International Metals, Inc.		2,481,480

				4,805,168

		Telecommunication Services—3.9%
214,700	*	Premiere Global Services, Inc.		3,188,295
52,775		Telephone & Data Systems, Inc. – Special Shares		3,039,840

				6,228,135

		Utilities—6.1%
134,100		CMS Energy Corporation		2,330,658
329,700	*	Dynegy, Inc. – Class “A”		2,354,058
90,200		Energy East Corporation		2,454,342
98,000		Portland General Electric Company		2,722,440

				9,861,498

Total Value of Common Stocks (cost $127,915,081)				155,313,963

		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—1.9%
$1,600M		Fannie Mae, 4.2%, 1/24/08		1,595,705
1,430M		Federal Home Loan Bank, 4.32%, 1/11/08		1,428,282

Total Value of Short-Term U.S. Government Agency Obligations (cost $3,023,987)				3,023,987

		SHORT-TERM CORPORATE NOTES—1.3%
2,100M		Toyota Motor Credit Corp., 4.3%, 1/18/08 (cost $2,095,729)		2,095,729

Total Value of Investments (cost $133,034,797)			99.6%	160,433,679
Other Assets, Less Liabilities			.4	591,611

Net Assets			100.0%	$161,025,290

*	Non-income producing

See notes to financial statements	19

Portfolio Manager’s Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Government Fund for the year ended December 31, 2007. During the year, the Fund’s return on a net asset value basis was 6.6%, including dividends of 51.6 cents per share.

The Fund invests primarily in GNMA mortgage-backed bonds, which are backed by the full faith and credit of the U.S. government. The main factors that drove the Fund’s performance during the year were the performance of mortgage-backed bonds relative to U.S. government securities, and the steepening of the yield curve. The Fund had no investments in subprime mortgage-backed bonds.

Interest rates fell substantially in 2007. The benchmark two-year Treasury note’s yield fell 1.8%, while the 10-year note yield declined .7%. As a result, U.S. government securities were the best performing sector of the bond market, with returns of almost 9%. GNMA mortgage-backed bonds also benefited from the decline in interest rates, although part of this gain was offset by the negative impact of wider spreads on mortgage-backed bonds versus Treasury securities.

The Fund had 15% to 20% of its assets in U.S. Treasury and agency securities during 2007. These securities had higher returns on average than the Fund’s mortgage-backed holdings, and were therefore helpful to the Fund’s performance. The Fund also had approximately 5% of its assets in very high coupon mortgage-backed bonds. These bonds have a short average life, so the steepening of the yield curve (i.e., short-term rates falling more than long-term rates) allowed these holdings to outperform the broad mortgage-backed market, which enhanced the Fund’s total return.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Clark D. Wagner
Portfolio Manager and
Director of Fixed Income, First Investors Management Company, Inc.

January 31, 2008

20

Fund Expenses
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/07)	(12/31/07)	(7/1/07–12/31/07)*

Expense Examples
Actual	$1,000.00	$1,054.45	$4.09
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.23	$4.02

*	Expenses are equal to the annualized expense ratio of .79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total value of investments.

21

Cumulative Performance Information
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Government Fund and the Merrill Lynch GNMA Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Government Fund beginning 12/31/97 with a theoretical investment in the Merrill Lynch GNMA Master Index (the “Index”). The Merrill Lynch GNMA Master Index is a market capitalization-weighted index, including generic-coupon GNMA mortgages, with at least $150 million principal amounts outstanding. Every issue included in the Index is trader-priced and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. . In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/07. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 6.39%, 3.77% and 5.36%, respectively.

The returns shown do not reflect any sales charge, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Merrill Lynch GNMA Master Index figures are from Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

Portfolio of Investments
GOVERNMENT FUND
December 31, 2007

Principal
Amount	Security	Value

	MORTGAGE-BACKED CERTIFICATES—78.3%
	Fannie Mae—16.0%
$ 945M	5%, 1/1/2035—7/1/2035	$ 923,195
1,026M	5.5%, 10/1/2032—7/1/2034	1,026,558
474M	6%, 2/1/2036	481,762
506M	9%, 6/1/2015—11/1/2026	551,240
322M	11%, 10/1/2015	375,814

		3,358,569

	Freddie Mac—9.9%
1,740M	6%, 8/1/2032—11/1/2037	1,768,542
305M	6.5%, 7/1/2032—12/1/2032	315,249

		2,083,791

	Government National Mortgage Association I Program—52.4%
2,089M	5%, 3/15/2033—5/15/2034	2,059,007
3,930M	5.5%, 2/15/2033—6/15/2037	3,960,873
2,695M	6%, 11/15/2032—7/15/2037	2,765,495
953M	6.5%, 7/15/2032—8/15/2036	990,655
1,013M	7%, 1/15/2030—10/15/2032	1,082,458
126M	10%, 5/15/2019—8/15/2019	149,184

		11,007,672

Total Value of Mortgage-Backed Certificates (cost $16,371,577)		16,450,032

	U.S. GOVERNMENT AGENCY OBLIGATIONS—9.6%
1,000M	Federal Farm Credit Bank, 5.5%, 2015	1,000,202
1,000M	Federal Home Loan Bank, 5%, 2014	1,009,761

Total Value of U.S. Government Agency Obligations (cost $1,983,424)		2,009,963

	U.S. GOVERNMENT OBLIGATIONS—9.3%
814M	FDA Queens LP, 6.99%, 2017†	919,331
1,000M	U.S. Treasury Notes, 4.125%, 2012	1,029,922

Total Value of U.S. Government Obligations (cost $1,931,627)		1,949,253

23

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2007

Principal
Amount	Security		Value

	SHORT-TERM U.S. GOVERNMENT OBLIGATIONS—2.4%
$ 500M	U.S. Treasury Bills, 2.92%, 1/17/08 (cost $499,351)		$ 499,351

Total Value of Investments (cost $20,785,979)		99.6%	20,908,599
Other Assets, Less Liabilities		.4	74,557

Net Assets		100.0%	$20,983,156

† Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

24	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Growth & Income Fund for the year ended December 31, 2007. During the year, the Fund’s return on a net asset value basis was 2.0%, including dividends of 20.1 cents per share and capital gains of $5.43 per share. There was a dramatic increase in market volatility in 2007. This was most evident during the last six months of the fiscal year when fallout from the subprime mortgage crisis rippled through the financial markets. Despite efforts by the Federal Reserve to restore calm through increases in liquidity and lower interest rates, the credit crisis and the underlying weakness in housing brought the economy to the brink of recession. The solid performance of the equity markets in the first half eroded, better than expected corporate earnings results were ignored, and investors took a back seat to traders as volatility swings increased to levels not witnessed for much of the current decade.

The Fund’s performance in this environment, while positive, was disappointing. Returns for the year were largely the result of the Fund’s investments in the industrials, energy, and consumer staples, technology and materials sectors. Stock selection was a positive contributor in the industrials, materials and consumer staples sectors. Overweight positions in the industrials and materials areas also contributed positively. The Fund also benefited from nine of its holdings receiving merger and acquisition offers. Performance was hurt by the Fund’s investments in the financials, consumer discretionary, utilities and health care sectors. Much of the underperformance in these groups was realized during the volatile last six months of the Fund’s fiscal year.

The Fund’s returns lagged the S&P 500 Index (a leading benchmark for large-cap stocks) due in part to the Fund’s multi-cap strategy, which employs a balance of large-, mid- and small-capitalization companies. In 2007, larger capitalization issues outperformed their smaller counterparts, as evidenced by the wide disparity between the 5.5% return of the S&P 500 Index and the –1.6% return of the Russell 2000 Index (a leading benchmark for small-cap stocks). The Fund has maintained a diverse allocation strategy, which at the end of the reporting period was 60% large cap, 14% mid cap and 26% small cap, according to Lipper’s market capitalization ranges. Among the Fund’s holdings, the large- and mid-cap components delivered satisfactory results in 2007, while weaker results from its small-cap holdings hurt its performance. The Fund’s overweighting and stock selection in the consumer discretionary area also hurt its relative performance.

25

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Edwin D. Miska
Portfolio Manager and
Director of Equities, First Investors Management Company, Inc.

January 31, 2008

26

Fund Expenses
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/07)	(12/31/07)	(7/1/07–12/31/07)*

Expense Examples
Actual	$1,000.00	$934.25	$3.95
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.13	$4.13

*	Expenses are equal to the annualized expense ratio of .81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total value of investments.

27

Cumulative Performance Information
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Growth & Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Growth & Income Fund beginning 12/31/97 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/07.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy.  Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

28

Portfolio of Investments
GROWTH & INCOME FUND
December 31, 2007

Shares		Security	Value

		COMMON STOCKS—99.9%
		Consumer Discretionary—14.9%
50,500		bebe stores, inc.	$ 649,430
82,700		Brown Shoe Company, Inc.	1,254,559
55,800	*	Carter’s, Inc.	1,079,730
65,000		CBS Corporation – Class “B”	1,771,250
73,200	*	CEC Entertainment, Inc.	1,900,272
48,600		Cinemark Holdings, Inc.	826,200
59,600		Clear Channel Communications, Inc.	2,057,392
42,000	*	Coach, Inc.	1,284,360
33,700	*	Eddie Bauer Holdings, Inc.	213,995
15,000		Genuine Parts Company	694,500
31,700		H&R Block, Inc.	588,669
78,500		Home Depot, Inc.	2,114,790
18,100		J.C. Penney Company, Inc.	796,219
48,900		Journal Register Company	86,064
38,600		Kenneth Cole Productions, Inc. – Class “A”	675,114
52,000		Leggett & Platt, Inc.	906,880
65,800	*	Lincoln Educational Services Corporation	968,576
69,400		McDonald’s Corporation	4,088,354
140,800	*	Morgans Hotel Group Company	2,714,624
67,500		Movado Group, Inc.	1,707,075
80,900		Newell Rubbermaid, Inc.	2,093,692
4,100		Orient-Express Hotels, Ltd.	235,832
15,600		Polo Ralph Lauren Corporation – Class “A”	963,924
20,500	*	Quiksilver, Inc.	175,890
79,700		Ruby Tuesday, Inc.	777,075
22,400		Sherwin-Williams Company	1,300,096
65,500		Staples, Inc.	1,511,085
32,800	*	Steiner Leisure Ltd.	1,448,448
36,950	*	Viacom, Inc. – Class “B”	1,622,844
70,000		Westwood One, Inc.	139,300
78,900		Wyndham Worldwide Corporation	1,858,884

			38,505,123

		Consumer Staples—9.2%
53,100		Altria Group, Inc.	4,013,298
40,000		Avon Products, Inc.	1,581,200
20,700	*	Chattem, Inc.	1,563,678
25,000		Coca-Cola Company	1,534,250

29

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2007

Shares		Security	Value

		Consumer Staples (continued)
76,300		CVS Corporation	$ 3,032,925
36,746		Kraft Foods, Inc. – Class “A”	1,199,022
161,900		Nu Skin Enterprises, Inc. – Class “A”	2,660,017
16,500		PepsiCo, Inc.	1,252,350
25,400		Procter & Gamble Company	1,864,868
3,475		Tootsie Roll Industries, Inc.	95,285
69,400		Walgreen Company	2,642,752
49,200		Wal-Mart Stores, Inc.	2,338,476

			23,778,121

		Energy—9.5%
82,200	*	Cal Dive International, Inc.	1,088,328
17,400		Chesapeake Energy Corporation	682,080
29,000		ConocoPhillips	2,560,700
125	*	Exterran Holdings, Inc.	10,225
39,700		ExxonMobil Corporation	3,719,493
54,000		Noble Corporation	3,051,540
10,800	*	North American Energy Partners, Inc.	146,340
40,800		Sasol, Ltd. (ADR)	2,018,376
20,000		Schlumberger, Ltd.	1,967,400
46,400		Suncor Energy, Inc.	5,045,072
23,500	*	Swift Energy Company	1,036,585
24,700		World Fuel Services Corporation	717,041
45,625		XTO Energy, Inc.	2,343,300

			24,386,480

		Financials—12.5%
17,500		American Express Company	910,350
35,774		American International Group, Inc.	2,085,624
43,100		Astoria Financial Corporation	1,002,937
49,000		Bank of America Corporation	2,021,740
50,500		Brookline Bancorp, Inc.	513,080
21,900		Capital One Financial Corporation	1,034,994
44,000		Citigroup, Inc.	1,295,360
67,400		Colonial BancGroup, Inc.	912,596
32,400		Discover Financial Services	488,592
57,000	*	First Mercury Financial Corporation	1,390,800
16,533	*	Forestar Real Estate Group, Inc.	390,021
16,533	*	Guaranty Financial Group, Inc.	264,533

30

Shares		Security	Value

		Financials (continued)
16,400		Hartford Financial Services Group, Inc.	$ 1,429,916
60,000		JPMorgan Chase & Company	2,619,000
20,000		Lehman Brothers Holdings, Inc.	1,308,800
17,600		Merrill Lynch & Company, Inc.	944,768
24,800		Morgan Stanley	1,317,128
89,800		NewAlliance Bancshares, Inc.	1,034,496
43,300		South Financial Group, Inc.	676,779
71,800		Sovereign Bancorp, Inc.	818,520
84,700		Sunstone Hotel Investors, Inc. (REIT)	1,549,163
24,600		SunTrust Banks, Inc.	1,537,254
65,000		U.S. Bancorp	2,063,100
65,400		U.S.B. Holding Company, Inc.	1,294,920
34,000		Wachovia Corporation	1,293,020
15,500		Washington Mutual, Inc.	210,955
19,900		Webster Financial Corporation	636,203
40,000		Wells Fargo & Company	1,207,600

			32,252,249

		Health Care—9.6%
53,900		Abbott Laboratories	3,026,485
15,300	*	Amgen, Inc.	710,532
7,600		Baxter International, Inc.	441,180
16,425		Covidien, Ltd.	727,463
6,400	*	Genentech, Inc.	429,248
57,700		Johnson & Johnson	3,848,590
16,800	*	Laboratory Corporation of America Holdings	1,268,904
24,300		Medtronic, Inc.	1,221,561
33,500		Merck & Company, Inc.	1,946,685
141,500		Pfizer, Inc.	3,216,295
47,000		Sanofi-Aventis (ADR)	2,139,910
42,400	*	St. Jude Medical, Inc.	1,723,136
29,500	*	TriZetto Group, Inc.	512,415
18,500		UnitedHealth Group, Inc.	1,076,700
57,500		Wyeth	2,540,925

			24,830,029

31

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2007

Shares		Security	Value

		Industrials—21.0%
50,700		3M Company	$ 4,275,024
61,600	*	AAR Corporation	2,342,648
28,500		Alexander & Baldwin, Inc.	1,472,310
110,000	*	Altra Holdings, Inc.	1,829,300
51,200	*	Armstrong World Industries, Inc.	2,053,632
41,700		Avery Dennison Corporation	2,215,938
68,500		Barnes Group, Inc.	2,287,215
32,100	*	BE Aerospace, Inc.	1,698,090
27,000		Burlington Northern Santa Fe Corporation	2,247,210
12,400		Caterpillar, Inc.	899,744
26,200		Dover Corporation	1,207,558
46,000	*	Gardner Denver, Inc.	1,518,000
90,000		General Electric Company	3,336,300
13,700	*	Genlyte Group, Inc.	1,304,240
49,100		Harsco Corporation	3,145,837
34,200		Honeywell International, Inc.	2,105,694
45,100		Illinois Tool Works, Inc.	2,414,654
91,500		Knoll, Inc.	1,503,345
19,200		Lockheed Martin Corporation	2,020,993
55,400	*	Mobile Mini, Inc.	1,027,116
30,300		Northrop Grumman Corporation	2,382,792
40,900	*	PGT, Inc.	194,684
19,000		Precision Castparts Corporation	2,635,300
16,900		Steelcase, Inc. – Class “A”	268,203
99,300		TAL International Group, Inc.	2,261,061
37,300		Textainer Group Holdings, Ltd.	541,969
16,425		Tyco International, Ltd.	651,251
55,400		United Technologies Corporation	4,240,316

			54,080,424

		Information Technology—16.0%
10,000	*	CACI International, Inc. – Class “A”	447,700
133,800	*	Cisco Systems, Inc.	3,621,966
30,000		Corning, Inc.	719,700
48,386	*	Electronics for Imaging, Inc.	1,087,717
121,100	*	EMC Corporation	2,243,983
85,000	*	Entrust, Inc.	164,050
43,700		Harris Corporation	2,739,116
55,600		Hewlett-Packard Company	2,806,688

32

Shares		Security	Value

		Information Technology (continued)
57,400		Intel Corporation	$ 1,530,284
37,000		International Business Machines Corporation	3,999,700
32,000	*	Macrovision Corporation	586,560
120,000		Microsoft Corporation	4,272,000
92,700		Motorola, Inc.	1,486,908
58,020	*	NCI, Inc. – Class “A”	992,722
25,000		Nokia Corporation – Class “A” (ADR)	959,750
71,086	*	Parametric Technology Corporation	1,268,885
58,200		QUALCOMM, Inc.	2,290,170
125,700	*	Silicon Image, Inc.	568,164
95,400	*	Smart Modular Technologies (WWH), Inc.	971,172
67,900	*	Symantec Corporation	1,095,906
138,100	*	TIBCO Software, Inc.	1,114,467
16,425		Tyco Electronics, Ltd.	609,860
27,000	*	ValueClick, Inc.	591,300
45,000	*	Varian Semiconductor Equipment Associates, Inc.	1,665,000
40,200		Western Union Company	976,056
27,000	*	Wright Express Corporation	958,230
64,300		Xilinx, Inc.	1,406,241

			41,174,295

		Materials—6.0%
9,100		Ashland, Inc.	431,613
63,200		Celanese Corporation – Series “A”	2,674,624
21,200		Dow Chemical Company	835,705
26,500		Freeport-McMoRan Copper & Gold, Inc.	2,714,660
39,300		Lubrizol Corporation	2,128,488
22,800		PPG Industries, Inc.	1,601,244
21,600		Praxair, Inc.	1,916,136
68,500		RPM International, Inc.	1,390,550
16,700		Scotts Miracle-Gro Company – Class “A”	624,914
49,600		Temple-Inland, Inc.	1,034,160

			15,352,094

33

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2007

Shares	Security		Value

	Telecommunication Services—.9%
56,400	AT&T, Inc.		$ 2,343,984

	Utilities—.3%
25,000	Atmos Energy Corporation		701,000

Total Value of Common Stocks (cost $228,497,882)		99.9%	257,403,799
Other Assets, Less Liabilities		.1	229,383

Net Assets		100.0%	$257,633,182

*	Non-income producing

Summary of Abbreviations:
ADR American Depositary Receipts
REIT Real Estate Investment Trust

34	See notes to financial statements

Portfolio Managers’ Letter
HIGH YIELD FUND

Dear Investor:

This is the annual report for the First Investors Life High Yield Fund for the year ended December 31, 2007. During the year, the Fund’s return on a net asset value basis was 1.1%, including dividends of 62.5 cents per share. During the year, the First Investors Life Special Bond Fund was merged into the First Investors Life High Yield Fund.

The most important factor driving the Fund’s performance during the reporting period was the overall performance of the high yield market.

The high yield market had a poor year as its returns trailed other fixed income sectors. The market started with a strong first quarter as the economy continued to perform well, and investors anticipated that defaults would remain historically low throughout 2007. After posting solid returns through May, volatility and risk aversion returned to the high yield market in June. Rising Treasury yields, concern about the problems in the subprime mortgage market spilling over to other risky asset classes, and an increase in aggressively structured leveraged buyouts (“LBOs”) contributed to investor anxiety. The remainder of the year continued to be marked by volatility. July was the worst performing month since June of 2002. By contrast, September was the best performing month since December of 2003, as the market reacted to the Federal Reserve’s 50 basis point (.5%) interest rate cut. In mid-October, sentiment turned pessimistic again, following disappointing financial services results and the return of structured credit issues that plagued the markets during the summer. This negative overhang continued through year end.

Aiding the Fund’s performance were investments in electronics retailer Gregg Appliances, gaming companies Park Place Entertainment and MGM Mirage, waste management provider Allied Waste and cable television provider Cablevision Systems Corporation. Gregg Appliances posted strong results during the first half of the year and then tendered for their bonds at a premium following the company’s initial public offering. Park Place Entertainment announced a tender for their bonds in connection with their upcoming leveraged buyout. The performance impact from Allied Waste, MGM Mirage, and Cablevision on the Fund was primarily driven by their larger position size and coupon income offsetting slight capital depreciation in a low return environment rather than any company-specific news.

Detracting from performance were William Lyon Homes, Claire’s Stores, MediaNews Group, Realogy Corporation, Sinclair Broadcast Group, and Beazer Homes. William Lyons Homes and Beazer Homes traded off due to concerns about weakness in the home building sector. An FBI investigation into Beazer’s mortgage business and subsequent problems filing timely financial statements also hurt the price of its bonds. Teen retailer Claire Stores traded off due to the market’s dislike

35

Portfolio Managers’ Letter (continued)
HIGH YIELD FUND

of recent LBOs and third quarter results reflective of a softening retail environment. Media providers Sinclair Broadcast Group, a television broadcaster and MediaNews, a newspaper publisher were hurt by concerns that “old world” media assets are losing market share to the digital media and declining year-over-year results. Another recent LBO, real estate broker Realogy declined over continued concerns about slowing home sales.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Richard T. Bourke
Portfolio Manager

Greg Miller
Portfolio Manager

January 31, 2008

Fund Expenses
HIGH YIELD FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/07)	(12/31/07)	(7/1/07–12/31/07)*

Expense Examples
Actual	$1,000.00	$974.39	$4.38
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.77	$4.48

*	Expenses are equal to the annualized expense ratio of .88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total value of investments.

37

Cumulative Performance Information
HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series High Yield Fund and the Credit Suisse High Yield Index II.

The graph compares a $10,000 investment in the First Investors Life Series High Yield Fund beginning 12/31/97 with a theoretical investment in the Credit Suisse High Yield Index II (the “Index”). The Index is designed to measure the performance of the high yield bond market. As of 12/31/07, the Index consisted of 1,207 different issues, most of which are cash-pay, also included in the Index are zero-coupon bonds, step bonds, payment-in-kind bonds and bonds which are in default. As of 12/31/07, approximately 1.78% of the market value of the Index was in default. The bonds included in the Index have an average maturity of 7.2 years, an average duration of 4.55 years and an average coupon of 8.35% . It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/07.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Credit Suisse High Yield Index II figures are from Credit Suisse Corporation and all other figures are from First Investors Management Company, Inc.

Portfolio of Investments
HIGH YIELD FUND
December 31, 2007

Principal
Amount	Security	Value

	CORPORATE BONDS—89.5%
	Aerospace/Defense—3.5%
$ 725M	Alliant Techsystems, Inc., 6.75%, 2016	$ 728,625
750M	DRS Technologies, Inc., 6.875%, 2013	750,000
460M	DynCorp International, LLC, 9.5%, 2013	481,275
190M	GenCorp, Inc., 9.5%, 2013	192,850
625M	L-3 Communications Corp., 7.625%, 2012	642,969

		2,795,719

	Automotive—6.1%
300M	Accuride Corp., 8.5%, 2015	244,500
	Asbury Automotive Group, Inc.:
600M	8%, 2014	570,000
250M	7.625%, 2017	222,500
1,025M	Avis Budget Car Rental, LLC, 7.75%, 2016	968,625
594M	Cambridge Industries Liquidating Trust, 2008††**	371
1,000M	Cooper Standard Automotive, Inc., 8.375%, 2014	797,500
750M	Tenneco Automotive, Inc., 8.625%, 2014	740,625
925M	United Auto Group, Inc., 7.75%, 2016	869,500
400M	United Components, Inc., 9.375%, 2013	397,000

		4,810,621

	Chemicals—5.8%
150M	Huntsman International, LLC, 7.375%, 2015	158,250
	Huntsman, LLC:
250M	11.625%, 2010	265,625
319M	11.5%, 2012	349,305
1,000M	Innophos, Inc., 8.875%, 2014	1,000,000
750M	Nell AF S.a.r.l., 8.375%, 2015†	609,375
700M	Newmarket Corp., 7.125%, 2016	696,500
500M	Terra Capital, Inc., 7%, 2017	491,250
575M	Tronox Worldwide, LLC, 9.5%, 2012	557,750
425M	Westlake Chemical Corp., 6.625%, 2016	403,750

		4,531,805

39

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2007

Principal
Amount	Security	Value

	Consumer Non-Durables—2.2%
$ 300M	Broder Brothers Co., 11.25%, 2010	$ 232,500
500M	GFSI, Inc., 10.5%, 2011†***	477,500
	Levi Strauss & Co.:
500M	9.75%, 2015	501,250
500M	8.875%, 2016	486,250

		1,697,500

	Energy—11.0%
725M	Basic Energy Services, Inc., 7.125%, 2016	685,125
400M	Calfrac Holdings, 7.75%, 2015†	385,000
	Chesapeake Energy Corp.:
200M	7.5%, 2014	204,500
500M	6.375%, 2015	486,250
1,150M	6.625%, 2016	1,129,875
500M	Cimarex Energy Co., 7.125%, 2017	493,750
650M	Compagnie Generale de Geophysique, 7.5%, 2015	661,375
625M	Complete Production Services, Inc., 8%, 2016	607,812
200M	Connacher Oil & Gas, Ltd., 10.25%, 2015†	200,750
1,300M	Delta Petroleum Corp., 7%, 2015	1,118,000
150M	Hilcorp Energy I, LP, 9%, 2016†	156,000
500M	Pacific Energy Partners LP, 7.125%, 2014	520,810
	Petroplus Finance, Ltd.:
100M	6.75%, 2014†	93,625
550M	7%, 2017†	506,000
400M	Stallion Oilfield Services, Ltd., 9.75%, 2015†	370,000
400M	Stewart & Stevenson, LLC, 10%, 2014	404,000
100M	Swift Energy Co., 7.125%, 2017	95,500
510M	Tesoro Corp., 6.25%, 2012	512,550

		8,630,922

	Financial Services—2.2%
1,759M	Targeted Return Index Securities Trust, 7.548%, 2016†	1,708,194

	Financials—.7%
650M	General Motors Acceptance Corp., 6.75%, 2014	524,937

40

Principal
Amount	Security	Value

	Food/Beverage/Tobacco—2.5%
$ 1,250M	Constellation Brands, Inc., 7.25%, 2016	$ 1,178,125
	Land O’Lakes, Inc.:
200M	9%, 2010	209,000
42M	8.75%, 2011	43,155
200M	Pierre Foods, Inc., 9.875%, 2012	147,000
375M	Southern States Cooperative, Inc., 10.5%, 2010†	391,875

		1,969,155

	Food/Drug—1.0%
750M	Ingles Markets, Inc., 8.875%, 2011	765,000

	Forest Products/Containers—2.4%
350M	Jefferson Smurfit Corp., 8.25%, 2012	346,500
135M	New Page Corp., 10%, 2012†	136,350
500M	Packaging Dynamics Finance Corp., 10%, 2016†	442,500
500M	Tekni-Plex, Inc., 8.75%, 2013†††	475,000
475M	Verso Paper Holding, LLC, 8.661%, 2014***	465,500

		1,865,850

	Gaming/Leisure—7.0%
750M	Circus & Eldorado/Silver Legacy, 10.125%, 2012	778,125
300M	Herbst Gaming, Inc., 8.125%, 2012	197,250
500M	Isle of Capri Casinos, Inc., 7%, 2014†††	412,500
780M	Mandalay Resort Group, 6.375%, 2011	770,250
1,040M	MGM Mirage, Inc., 6.625%, 2015	980,200
500M	Park Place Entertainment Corp., 7%, 2013	572,671
200M	Pinnacle Entertainment, Inc., 7.5%, 2015†	182,500
1,255M	Speedway Motorsports, Inc., 6.75%, 2013	1,242,450
500M	Station Casinos, Inc., 6.875%, 2016	367,500

		5,503,446

	Health Care—7.4%
	Alliance Imaging, Inc.:
350M	7.25%, 2012	334,250
200M	7.25%, 2012†	191,000
500M	Cooper Companies, Inc., 7.125%, 2015	488,750
900M	DaVita, Inc., 7.25%, 2015	906,750
520M	Fisher Scientific International, Inc., 6.125%, 2015	517,299
600M	Genesis Health Ventures, Inc., 9.75%, 2008††**	375

41

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2007

Principal
Amount	Security	Value

	Health Care (continued)
	HCA, Inc.:
$ 600M	6.95%, 2012	$ 561,000
270M	6.75%, 2013	241,650
200M	MedQuest, Inc., 11.875%, 2012	209,500
1,000M	Omnicare, Inc., 6.875%, 2015	935,000
343M	Res-Care, Inc., 7.75%, 2013	341,285
	Tenet Healthcare Corp.:
800M	6.375%, 2011	732,000
250M	9.25%, 2015	232,500
100M	Universal Hospital Services, Inc., 8.288%, 2015***	100,500

		5,791,859

	Housing—2.9%
320M	Beazer Homes USA, Inc., 6.875%, 2015	232,000
900M	Builders FirstSource, Inc., 9.119%, 2012***	787,500
100M	NTK Holdings, Inc., 0%—10.75%, 2014#†††	59,000
500M	Ply Gem Industries, Inc., 9%, 2012	390,000
500M	Realogy Corp., 12.375%, 2015† †††	316,250
	William Lyon Homes, Inc.:
500M	7.625%, 2012	300,000
300M	10.75%, 2013	181,500

		2,266,250

	Information Technology—4.0%
850M	Belden CDT, Inc., 7%, 2017	833,000
500M	Exodus Communications, Inc., 10.75%, 2009††**	313
300M	First Data Corp., 9.875%, 2015† †††	279,375
	Freescale Semiconductor, Inc.:
750M	9.125%, 2014	641,250
125M	10.125%, 2016†††	103,750
1,000M	Iron Mountain, Inc., 8.25%, 2011	995,000
	Sanmina – SCI Corp.:
125M	7.741%, 2014†***	121,094
200M	8.125%, 2016†††	178,250

		3,152,032

	Investment/Finance Companies—.9%
700M	LaBranche & Co., Inc., 11%, 2012	688,625

Principal
Amount	Security	Value

	Manufacturing—1.3%
$ 260M	Case New Holland, Inc., 7.125%, 2014	$ 260,650
250M	ESCO Corp., 8.625%, 2013†	251,250
500M	Terex Corp., 8%, 2017	508,750

		1,020,650

	Media-Broadcasting—3.7%
1,250M	Block Communications, Inc., 8.25%, 2015†	1,257,812
600M	LBI Media, Inc., 8.5%, 2017†	581,250
50M	Nexstar Finance, Inc., 7%, 2014	46,812
224M	Sinclair Broadcasting Group, Inc., 8%, 2012	229,320
	Young Broadcasting, Inc.:
476M	10%, 2011	374,255
600M	8.75%, 2014	429,750

		2,919,199

	Media-Cable TV—8.1%
1,255M	Adelphia Communications Escrow Bond, 2011††	136,481
850M	Atlantic Broadband Finance, LLC, 9.375%, 2014	803,250
600M	Cablevision Systems Corp., 8%, 2012	585,000
	Charter Communications Holdings, LLC:
2,000M	10%, 2009	1,815,000
250M	0%—11.75%, 2011#	195,000
375M	CSC Holdings, Inc., 8.125%, 2009	382,500
1,310M	Echostar DBS Corp., 6.375%, 2011	1,297,555
1,000M	Mediacom LLC/Mediacom Capital Corp., 7.875%, 2011	921,250
200M	Quebecor Media, Inc., 7.75%, 2016†	193,000

		6,329,036

	Media-Diversified—4.8%
800M	Cenveo, Inc., 7.875%, 2013	717,000
100M	Deluxe Corp., 7.375%, 2015	100,000
750M	Idearc, Inc., 8%, 2016	691,875
	MediaNews Group, Inc.:
375M	6.875%, 2013	236,250
400M	6.375%, 2014	242,000
650M	R.H. Donnelley Corp., 8.875%, 2017†	604,500

43

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2007

Principal
Amount	Security	Value

	Media-Diversified (continued)
	Six Flags, Inc.:
$ 500M	8.875%, 2010†††	$ 412,500
200M	9.625%, 2014†††	148,500
600M	Universal City Development Partners, Ltd., 11.75%, 2010	622,500

		3,775,125

	Metals/Mining—1.3%
250M	Metals USA, Inc., 11.125%, 2015	260,000
830M	Russell Metals, Inc., 6.375%, 2014	772,937

		1,032,937

	Retail-General Merchandise—2.7%
600M	Claire’s Stores, Inc., 9.625%, 2015, PIK†††	390,000
300M	GSC Holdings Corp., 8%, 2012	313,875
900M	Neiman Marcus Group, Inc., 10.375%, 2015†††	941,625
500M	Yankee Acquisition Corp., 9.75%, 2017†††	460,000

		2,105,500

	Services—5.4%
	Allied Waste NA, Inc.:
200M	7.875%, 2013	205,500
1,000M	7.375%, 2014†††	1,002,500
750M	6.875%, 2017	735,000
550M	Ashtead Capital, Inc., 9%, 2016† †††	489,500
	United Rentals, Inc.:
324M	6.5%, 2012	295,422
650M	7%, 2014	547,625
1,000M	Waste Services, Inc., 9.5%, 2014	980,000

		4,255,547

	Telecommunications—.0%
950M	E. Spire Communications, Inc., 13%, 2010††**	95

	Utilities—.4%
16M	AES Corp., 8.75%, 2013†	16,518
250M	Dynegy Holdings, Inc., 7.75%, 2019	231,875
24M	Energy Future Holdings (TXU Corp.), 5.55%, 2014	19,076
24M	NRG Energy, Inc., 7.375%, 2016	23,216

		290,685

Principal
Amount,
Shares or
Warrants		Security	Value

		Wireless Communications—2.2%
$ 1,000M		Nextel Communications, Inc., 5.95%, 2014	$ 941,159
800M		Rogers Wireless, Inc., 6.375%, 2014	825,170

			1,766,329

Total Value of Corporate Bonds (cost $76,779,855)			70,197,018

		COMMON STOCKS—2.5%
		Food/Drug—.1%
4,575		Ingles Markets, Inc.	116,159

		Media-Broadcasting—1.0%
16,000		Clear Channel Communications, Inc.	552,320
32,500		Sinclair Broadcasting Group, Inc.	266,825

			819,145

		Media-Cable TV—1.0%
1,253,066	*	Adelphia Recovery Trust	90,847
25,376	*	Time Warner Cable, Inc. – Class “A”	700,378

			791,225

		Media-Diversified—.4%
2,500	*	MediaNews Group, Inc. – Class “A”**	328,125

		Telecommunications—.0%
920	*	Viatel Holding (Bermuda), Ltd.**	37
5,970	*	World Access, Inc.	8

			45

Total Value of Common Stocks (cost $2,219,936)			2,054,699

		WARRANTS—.0%
		Telecommunication Services
250	*	GT Group Telecom, Inc. (expiring 2/1/10) (cost $22,587)†**	—

45

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2007

Principal
Amount	Security	Value

	REPURCHASE AGREEMENTS—6.0%
$2,678M	Barclays Bank PLC, 4.4%, dated 12/31/07, to be repurchased
	at $2,678,655 on 1/2/08 (collateralized by Freddie Mac, 4.5%,
	4/2/14, valued at $2,732,240) ††††	$ 2,678,000
2,000M	Deutsche Bank, 4.25%, dated 12/31/07, to be repurchased
	at $2,000,472 on 1/2/08 (collateralized by Federal Home
	Loan Bank, Discount Note, 1/30/08, valued at $2,040,832) ††††	2,000,000

Total Value of Repurchase Agreements (cost $4,678,000)		4,678,000

	SHORT-TERM U.S. GOVERNMENT
	AGENCY OBLIGATIONS—4.8%
3,800M	Fannie Mae, 4.2%, 1/24/08 (cost $3,789,799)	3,789,799

	SHORT-TERM CORPORATE NOTES—1.0%
800M	PepsiCo, Inc., 4.17%, 1/17/08 (cost $798,515)	798,515

Total Value of Investments (cost $88,288,692)	103.8%	81,518,031
Excess of Liabilities Over Other Assets	(3.8)	(2,978,315)

Net Assets	100.0%	$78,539,716

† Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

†† In default as to principal and/or interest payment

††† Loaned security; a portion or all of the security is on loan as of December 31, 2007 (see Note 1G).

†††† Issued as collateral for securities on loan (see Note 1G)

* Non-income producing

** Securities valued at fair value (see Note 1A)

*** Interest rates on adjustable rate bonds are determined and reset quarterly by the indentures. The interest rates shown are the rates in effect on December 31, 2007.

# Denotes a step bond (a zero coupon bond that converts to a fixed interest rate at a designated date).

46	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors Life International Fund for the year ended December 31, 2007. During the year, the Fund’s return on a net asset value basis was 21.0%, including dividends of 82.7 cents per share and capital gains of $3.36 per share.

The Fund generally invests in a portfolio of 40 to 60 equity securities of companies that are located outside of the U.S., with the objective of long-term capital growth. The Fund looks for attractive investment opportunities in all foreign markets, including developed and emerging markets. The Fund’s absolute and relative performance benefited from the strong positive returns in emerging markets, and the benefits of a weak American dollar.

The Fund’s significant outperformance relative to the MSCI-EAFE Index (a benchmark that measures equity performance in developed countries outside of North America) was primarily driven by its strong stock selection and regional allocation decisions, particularly its overweight position in emerging markets. The Fund’s average allocation of 22.3% to emerging markets was a key contributor to performance, as holdings in India and Brazil boosted results. On the developed markets side, the Fund’s holdings in the U.K. helped performance. Stock selection in the financials sectors was particularly strong. Within this sector, HDFC bank, an Indian bank, and Deutsche Bourse, a German securities exchange, were among the Fund’s best performers. In addition, stock selection in the materials and telecommunications services sectors were beneficial to performance. Key individual contributors were British American Tobacco and Orkla, a Norway-based conglomerate.

While its greatest allocation is to large-cap stocks, the Fund invests in companies of any size. Throughout the reporting period, the Fund held an average of 76.3% of its assets in large caps, 21.6% in mid caps and 1.8% in small caps, based on Lipper’s market-cap ranges. While the large- and mid-cap components delivered strong results in 2007, performance in the small-cap area was weaker. Other drags on the Fund’s performance included its cash holdings and stock selection in the consumer discretionary sector.

47

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Rajiv Jain
Portfolio Manager

January 31, 2008

48

Fund Expenses
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/07)	(12/31/07)	(7/1/07–12/31/07)*

Expense Examples
Actual	$1,000.00	$1,097.30	$4.81
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.62	$4.63

* Expenses are equal to the annualized expense ratio of .91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total value of investments.

49

Cumulative Performance Information
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series International Fund and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors Life Series International Fund beginning 12/31/97 with a theoretical investment in the MSCI EAFE Index (Net) (the “Index”). The Index is a free float-adjusted market capitalization unmanaged index that measures developed foreign market equity performance, excluding the U.S. and Canada. The Index is calculated on a total-return basis with net dividends reinvested. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/07.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. MSCI EAFE Index (Net) figures are from Morgan Stanley & Company, Inc. and all other figures are from First Investors Management Company, Inc.

50

Portfolio of Investments
INTERNATIONAL FUND
December 31, 2007

Shares	Security	Value

	COMMON STOCKS—89.2%
	United Kingdom—16.9%
215,203	British American Tobacco PLC	$ 8,417,746
95,762	Diageo PLC	2,058,742
77,067	Imperial Tobacco Group PLC	4,160,477
53,911	Reckitt Benckiser Group PLC	3,127,173
111,900	SABMiller PLC	3,154,120
542,467	Tesco PLC	5,153,523

		26,071,781

	Switzerland—15.9%
101,200	ABB, Ltd. – Registered	2,915,819
33,100	Compagnie Financiere Richemont SA	2,271,669
10,454	EFG International – Registered	420,136
30,279	Kuehne & Nagel International AG – Registered	2,901,799
297	Lindt & Spruengli AG	1,028,344
2,300	* Meyer Burger Technology AG	849,181
10,875	Nestle SA – Registered	4,994,921
46,600	Novartis AG – Registered	2,556,075
23,008	Roche Holding AG – Genusscheine	3,975,060
770	Sika AG	1,452,740
845	Sulzer AG – Registered	1,242,702

		24,608,446

	Germany—7.4%
35,900	Deutsche Boerse AG	7,085,837
21,200	Siemens AG – Registered	3,360,533
3,400	Wacker Chemie AG	974,660

		11,421,030

	Japan—5.9%
526	Japan Tobacco, Inc.	3,145,218
114,600	Millea Holdings, Inc.	3,867,359
37,500	Secom Company, Ltd.	2,050,978

		9,063,555

	India—4.1%
48,427	HDFC Bank, Ltd. (ADR)	6,317,302

51

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2007

Shares		Security	Value

		Australia—3.8%
156,074		Aristocrat Leisure, Ltd.	$ 1,541,705
66,200		BHP Billiton, Ltd.	2,333,209
43,130		WorleyParsons, Ltd.	1,969,251

			5,844,165

		Brazil—3.7%
39,500		Companhia Vale do Rio Doce (ADR)	1,290,465
37,990		Petroleo Brasileiro SA – Petrobras (ADR)	4,377,968

			5,668,433

		China—3.5%
60,100		China Mobile, Ltd.	1,062,891
10,900		China Mobile, Ltd. (ADR)	946,883
1,245,200		CNOOC, Ltd.	2,120,740
1,263,500	*	Soho China, Ltd.	1,304,432

			5,434,946

		Netherlands—3.5%
27,150	*	Core Laboratories NV	3,386,148
54,900		Unilever NV – CVA	2,018,707

			5,404,855

		Netherlands Antilles—3.4%
2,600		Schlumberger, Ltd.	253,815
51,200		Schlumberger, Ltd. (ADR)	5,036,544

			5,290,359

		Norway—3.0%
240,200		Orkla ASA	4,655,939

		Belgium—2.8%
52,580		InBev NV	4,381,859

		Canada—2.7%
55,700		Canadian Natural Resources, Ltd.	4,097,854

		Spain—2.3%
123,606		Enagas	3,612,562

52

Shares		Security	Value

		France—2.2%
10,690		Air Liquide SA	$ 1,590,910
31,100	*	Bureau Veritas SA	1,841,528

			3,432,438

		Mexico—2.2%
32,624		America Movil SAB de CV (ADR) – Series “L”	2,002,787
318,100	*	Urbi, Desarrollos Urbanos, SA de CV	1,098,776
60,800		Wal-Mart de Mexico SAB de CV	211,964

			3,313,527

		Hong Kong—1.4%
78,160		Jardine Matheson Holdings, Ltd.	2,165,032

		Finland—1.3%
50,500		Nokia Oyj	1,958,068

		Singapore—1.2%
210,000		Keppel Corporation, Ltd.	1,896,558

		Denmark—1.0%
23,800		Novo Nordisk A/S – Series “B”	1,563,318

		Italy—1.0%
288,400	*	Maire Tecnimont SpA	1,505,312

Total Value of Common Stocks (cost $109,780,774)			137,707,339

53

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2007

Warrants or
Principal
Amount		Security		Value

		WARRANTS—7.8%
		India—7.1%
199,007	*	Bharti Tele-Ventures, Ltd. (expiring 5/31/10)†		$ 5,030,897
41,800	*	DLF, Ltd. (expiring 7/6/12)†		1,138,883
7,565		HDFC Bank, Ltd. (expiring 6/28/10)†		331,869
43,600		Housing Development Finance Corp. (expiring 5/25/09)†		3,177,437
7,477	*	India Infoline, Ltd. (expiring 7/13/12)†		365,722
19,000	*	McDowell & Co. (expiring 6/20/11)†		959,899

				11,004,707

		Taiwan—.7%
53,000	*	High Tech Computer Corp. (expiring 1/20/10)†		978,804

Total Value of Warrants (cost $7,705,062)				11,983,511

		SHORT-TERM CORPORATE NOTES—3.0%
		United States
$2,000M		Prudential Funding Corp., 4.23%, 2/8/08		1,991,065
2,700M		Toyota Motor Credit Corp., 4.3%, 1/18/08		2,694,509

Total Value of Short-Term Corporate Notes (cost $4,685,574)				4,685,574

Total Value of Investments (cost $122,171,410)			100.0%	154,376,424
Other Assets, Less Liabilities			—	57,529

Net Assets			100.0%	$154,433,953

* Non-income producing

† Securities valued at Fair Value (see Note 1A)

Summary of Abbreviations:

ADR American Depositary Receipts

54	See notes to financial statements

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Life Investment Grade Fund for the year ended December 31, 2007. During the year, the Fund’s return on a net asset value basis was 5.5%, including dividends of 60.2 cents per share.

The most important drivers of the Fund’s performance were the underperformance of investment grade corporate bonds versus other high-grade bond sectors, the under-performance of the finance sector of the investment grade corporate bond market, and the steepening of the yield curve.

Following an uneventful first half of the year, the unfolding subprime mortgage crisis created an extraordinarily volatile second half. Interest rates fell substantially and the yield curve steepened as short-term interest rates fell more than long-term rates. The Federal Reserve lowered interest rates for the first time since 2003; the yield on the benchmark two-year U.S. Treasury note fell from 4.81% to 3.05%; and the ten-year U.S. Treasury note yield declined from 4.70% to 4.03% . Riskier investments underperformed less risky investments. Corporate bonds, in particular, experienced a substantial widening of spreads versus Treasury securities.

While the Fund primarily invests in corporate bonds, it also had approximately 25% of its assets invested in high quality U.S. government and mortgage-backed securities last year. These securities benefited the Fund’s performance during the year as higher quality fixed income sectors had better returns than corporate bonds.

The subprime mortgage crisis hit companies in the finance sector particularly hard. The Fund was substantially underweight financial companies compared to the Merrill Lynch U.S. Corporate Master Index (a broad-based measure of U.S. investment grade bond markets). This underweight helped the Fund’s relative performance. The Fund also was overweight short- and intermediate-term maturities in anticipation of a steepening of the yield curve. Consequently, the Fund benefited from the substantial steepening which occurred in the second half of the year.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Steve Chan	Clark D. Wagner
Portfolio Manager*	Portfolio Manager and
Director of Fixed Income,
First Investors Management Company, Inc.
January 31, 2008

* Mr. Chan became the Fund’s Co-Portfolio Manager on November 6, 2007.

55

Fund Expenses
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/07)	(12/31/07)	(7/1/07–12/31/07)*

Expense Examples
Actual	$1,000.00	$1,044.98	$3.76
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.53	$3.72

* Expenses are equal to the annualized expense ratio of .73%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total value of investments.

56

Cumulative Performance Information

INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Investment Grade Fund and the Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Investment Grade Fund beginning 12/31/97 with a theoretical investment in the Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index includes publicly issued, fixed-rate, nonconvertible investment grade dollar-denominated, S.E.C.-registered corporate debt. All issues have at least one year to maturity and an outstanding par value of at least $250 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/07. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 5.36%, 4.51% and 5.30%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Merrill Lynch U.S. Corporate Master Index figures are from Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

57

Portfolio of Investments
INVESTMENT GRADE FUND
December 31, 2007

Principal
Amount	Security	Value

	CORPORATE BONDS—78.9%
	Aerospace/Defense—2.0%
$ 300M	Boeing Co., 7.25%, 2025	$ 352,619
	Honeywell International, Inc.:
100M	7.5%, 2010	106,481
125M	6.125%, 2011	130,984
100M	Precision Castparts Corp., 5.6%, 2013	105,998
100M	TRW, Inc., 7.125%, 2009	103,423

		799,505

	Automotive—.8%
300M	Daimler Chrysler NA Holdings Corp., 5.75%, 2009	301,384

	Chemicals—3.5%
300M	Air Products & Chemicals, Inc., 4.125%, 2010	302,902
300M	Cabot Corp., 5.25%, 2013†	308,164
500M	DuPont (E.I.) de Nemours & Co., 5.6%, 2036	472,341
300M	Praxair, Inc., 5.375%, 2016	304,713

		1,388,120

	Consumer Durables—.9%
350M	Black & Decker Corp., 5.75%, 2016	349,852

	Consumer Non-Durables—1.7%
200M	Colgate-Palmolive Co., 5.98%, 2012	211,584
300M	Newell Rubbermaid, Inc., 6.75%, 2012	319,802
150M	Procter & Gamble Co., 4.85%, 2015	151,926

		683,312

	Energy—4.8%
300M	Anadarko Petroleum Corp., 5.95%, 2016	305,985
200M	Husky Oil, Ltd., 8.9%, 2028	202,675
150M	Kinder Morgan Finance Co., 5.35%, 2011	149,011
300M	Nexen, Inc., 5.05%, 2013	291,682
300M	Northern Border Pipeline Co., 7.1%, 2011	317,700
269M	Pacific Energy Partners LP, 7.125%, 2014	280,196
325M	Phillips Petroleum Co., 7.125%, 2028	334,668

		1,881,917

58

Principal
Amount	Security	Value

	Financial Services—12.9%
$ 100M	American Express Centurion Bank, 5.55%, 2012	$ 101,862
300M	Bank of America Corp., 7.4%, 2011	322,662
300M	Endurance Specialty Holdings, Ltd., 7%, 2034	289,828
250M	First Union National Bank, 7.8%, 2010	269,590
300M	Fleet Capital Trust II, 7.92%, 2026	311,724
90M	GATX Financial Corp., 5.5%, 2012	87,887
300M	Goldman Sachs Group, Inc., 6.45%, 2036	282,730
300M	Hibernia Corp., 5.35%, 2014	273,137
360M	Independence Community Bank Corp., 4.9%, 2010	360,700
300M	JPMorgan Chase & Co., 5.25%, 2015	293,010
300M	Lehman Brothers Holdings, Inc., 5.75%, 2011	303,366
400M	Morgan Stanley, 5.95%, 2017	400,460
100M	National City Bank of Pennsylvania, 7.25%, 2011	106,401
350M	Nationsbank Corp., 7.8%, 2016	397,345
100M	Prudential Financial, Inc., 6%, 2017	99,772
384M	Republic NY Corp., 7.75%, 2009	399,133
400M	Royal Bank of Scotland Group PLC, 5%, 2014	392,007
400M	Washington Mutual Bank, 5.95%, 2013	355,960

		5,047,574

	Financials—6.4%
125M	American General Finance Corp., 8.125%, 2009	129,984
100M	American International Group, Inc., 5.85%, 2018	100,844
100M	Caterpillar Financial Services Corp., 4.6%, 2014	97,971
	ERAC USA Finance Enterprise Co.:
100M	7.35%, 2008†	100,864
355M	8%, 2011†	380,093
252M	Ford Motor Credit Co., 9.75%, 2010	240,597
400M	General Electric Capital Corp., 5.45%, 2013	412,718
375M	General Motors Acceptance Corp., 7.75%, 2010	349,966
200M	Household Finance Corp., 6.5%, 2008	202,238
100M	HSBC Finance Corp., 5%, 2015	95,518
300M	International Lease Finance Corp., 5.625%, 2013	301,061
100M	Siemens Financieringsmaatschappij NV, 5.75%, 2016†	102,140

		2,513,994

59

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2007

Principal
Amount	Security	Value

	Food/Beverage/Tobacco—6.2%
$ 440M	Altria Group, Inc., 7%, 2013	$ 492,664
100M	Anheuser-Busch Cos., Inc., 4.375%, 2013	98,078
190M	Bottling Group, LLC, 5%, 2013	191,790
350M	Bunge Limited Finance Corp., 5.875%, 2013	356,307
	Cargill, Inc.:
100M	5.6%, 2012†	101,743
200M	6%, 2017†	199,912
150M	Coca-Cola Co., 5.35%, 2017	153,975
150M	Coca-Cola Enterprises, Inc., 7.125%, 2017	171,493
150M	ConAgra Foods, Inc., 6.75%, 2011	157,855
100M	Diageo Capital PLC, 5.2%, 2013	100,568
200M	Pepsi Bottling Group, Inc., 7%, 2029	229,416
175M	UST, Inc., 7.25%, 2009	181,357

		2,435,158

	Food/Drug—1.3%
300M	Kroger Co., 6.75%, 2012	318,731
200M	Safeway, Inc., 6.5%, 2011	209,382

		528,113

	Forest Products/Containers—.7%
275M	Sappi Papier Holding AG, 6.75%, 2012†	270,203

	Gaming/Leisure—1.1%
300M	International Speedway Corp., 4.2%, 2009	298,657
125M	MGM Mirage, Inc., 8.5%, 2010	130,312

		428,969

	Health Care—5.1%
	Abbott Laboratories:
100M	5.6%, 2011	103,643
300M	5.875%, 2016	313,882
300M	Baxter International, Inc., 5.9%, 2016	312,239
200M	Becton, Dickinson & Co., 7.15%, 2009	210,342
100M	Eli Lilly & Co., 6.77%, 2036	113,575
350M	Fisher Scientific International, Inc., 6.75%, 2014	359,088

60

Principal
Amount	Security	Value

	Health Care (continued)
	Johnson & Johnson:
$100M	5.55%, 2017	$ 105,756
100M	5.95%, 2037	108,310
200M	Tenet Healthcare Corp., 6.375%, 2011	183,000
200M	Wyeth, 6.95%, 2011	213,255

		2,023,090

	Housing—.6%
250M	D.R. Horton, Inc., 8%, 2009	243,064

	Information Technology—2.6%
405M	International Business Machines Corp., 7%, 2025	454,874
300M	Oracle Corp., 5.25%, 2016	299,897
250M	Xerox Corp., 6.875%, 2011	261,741

		1,016,512

	Manufacturing—4.3%
250M	Briggs & Stratton Corp., 8.875%, 2011	266,875
300M	Caterpillar, Inc., 6.05%, 2036	308,899
300M	Crane Co., 6.55%, 2036	291,091
100M	Danaher Corp., 5.625%, 2018	101,442
123M	Hanson Australia Funding, Ltd., 5.25%, 2013	122,857
100M	Hanson PLC, 7.875%, 2010	108,563
125M	Ingersoll-Rand Co., 9%, 2021	165,740
	United Technologies Corp.:
100M	6.5%, 2009	103,464
200M	7.125%, 2010	214,527

		1,683,458

	Media—Broadcasting—2.2%
250M	Comcast Cable Communications, Inc., 7.125%, 2013	267,568
300M	Cox Communications, Inc., 4.625%, 2013	287,350
300M	PanAmSat Corp., 6.375%, 2008	299,625

		854,543

61

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2007

Principal
Amount	Security	Value

	Media—Diversified—3.2%
$ 225M	AOL Time Warner, Inc., 6.875%, 2012	$ 237,148
	McGraw-Hill Cos., Inc.:
100M	5.375%, 2012	101,932
100M	5.9%, 2017	99,591
200M	News America, Inc., 5.3%, 2014	199,257
	Viacom, Inc.:
200M	5.75%, 2011	202,667
75M	8.875%, 2014	86,913
300M	Walt Disney Co., 5.7%, 2011	312,960

		1,240,468

	Metals/Mining—1.2%
200M	Alcoa, Inc., 6%, 2012	207,769
250M	Vale Overseas, Ltd., 6.25%, 2017	252,026

		459,795

	Real Estate Investment Trusts—2.8%
270M	AvalonBay Communities, Inc., 7.5%, 2010	290,944
185M	Duke Weeks Realty Corp., 7.75%, 2009	194,434
175M	Health Care Property Investors, Inc., 6%, 2017	165,079
400M	Mack-Cali Realty LP, 7.75%, 2011	438,198

		1,088,655

	Retail—General Merchandise—1.1%
100M	Costco Wholesale Corp., 5.5%, 2017	101,034
100M	Lowe’s Cos., Inc., 8.25%, 2010	109,315
	Wal-Mart Stores, Inc.:
100M	4.5%, 2015	96,034
120M	5.8%, 2018	124,122

		430,505

62

Principal
Amount	Security	Value

	Telecommunications—4.4%
$ 100M	AT&T, Inc., 6.5%, 2037	$ 104,919
300M	Deutsche Telekom AG, 8%, 2010	320,456
250M	GTE Corp., 6.84%, 2018	271,731
300M	SBC Communications, Inc., 6.25%, 2011	312,509
250M	Sprint Capital Corp., 6.375%, 2009	251,340
200M	Verizon New York, Inc., 6.875%, 2012	212,396
250M	Vodafone AirTouch PLC, 7.75%, 2010	263,851

		1,737,202

	Transportation—2.9%
300M	Burlington Northern Santa Fe Corp., 4.3%, 2013	286,484
300M	Canadian National Railway Co., 6.25%, 2034	303,609
100M	FedEx Corp., 5.5%, 2009	101,142
100M	Norfolk Southern Corp., 7.7%, 2017	113,433
300M	Union Pacific Corp., 7.375%, 2009	316,433

		1,121,101

	Utilities—5.2%
150M	Carolina Power & Light, Inc., 5.15%, 2015	149,013
250M	Dominion Resources, Inc., 5%, 2013	244,296
400M	Entergy Gulf States, Inc., 5.25%, 2015	379,154
250M	Florida Power & Light Co., 5.85%, 2033	250,412
250M	Great River Energy Co., 5.829%, 2017†	256,793
75M	Jersey Central Power & Light Co., 5.625%, 2016	73,850
80M	NY State Gas & Electric Co., 6.15%, 2017†	80,238
100M	OGE Energy Corp., 5%, 2014	96,288
305M	Public Service Electric & Gas Co., 6.75%, 2016	335,404
100M	South Carolina Electric & Gas Co., 6.7%, 2011	105,589
80M	Southwestern Electric Power Co., 5.875%, 2018	79,067

		2,050,104

	Waste Management—1.0%
100M	Allied Waste NA, Inc., 5.75%, 2011	98,500
300M	Waste Management, Inc., 6.875%, 2009	308,099

		406,599

Total Value of Corporate Bonds (cost $30,786,564)		30,983,197

63

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2007

Principal
Amount
or Shares	Security	Value

	MORTGAGE-BACKED CERTIFICATES—6.9%
	Fannie Mae—6.1%
$ 920M	5.5%, 1/1/2037	$ 919,380
242M	6.5%, 7/1/2037	249,099
1,242M	5.5%, 8/1/2037	1,240,556

		2,409,035

	Freddie Mac—.8%
300M	6%, 11/1/2037	304,237

Total Value of Mortgage-Backed Certificates (cost $2,653,936)		2,713,272

	U.S. GOVERNMENT OBLIGATIONS—5.3%
261M	FDA Queens LP, 6.99%, 2017†	294,186
	U.S. Treasury Notes:
800M	4.875%, 2009	814,438
275M	4.625%, 2011	288,535
340M	4.875%, 2016	362,153
300M	5.125%, 2016	324,797

Total Value of U.S. Government Obligations (cost $2,002,472)		2,084,109

U.S. GOVERNMENT AGENCY OBLIGATIONS—2.9%
	Fannie Mae:
375M	5.25%, 2010	375,126
400M	6%, 2016	404,419
375M	Federal Home Loan Bank, 5.815%, 2013	379,058

Total Value of U.S. Government Agency Obligations (cost $1,149,754)		1,158,603

	PASS THROUGH CERTIFICATES—1.1%
	Transportation
55M	American Airlines, Inc., 7.377%, 2019	50,378
157M	Continental Airlines, Inc., 8.388%, 2020	156,596
201M	FedEx Corp., 7.5%, 2018	218,682

Total Value of Pass Through Certificates (cost $432,179)		425,656

	PREFERRED STOCKS—.9%
	U.S. Government Agency
11,000	Fannie Mae, 8.25%, 2010	283,250
2,000	Freddie Mac, 8.375%, 2012	52,300

Total Value of Preferred Stocks (cost $327,650)		335,550

64

Principal
Amount	Security		Value

	MUNICIPAL BONDS—.6%
$ 250M	Tobacco Settlement Fin. Auth., West Virginia,
	Series “A”, 7.467%, 2047 (cost $250,000)		$ 240,413

	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.0%
400M	Fannie Mae, 4.2%, 1/24/08 (cost $398,926)		398,926

Total Value of Investments (cost $38,001,481)		97.6%	38,339,726
Other Assets, Less Liabilities		2.4	948,092

Net Assets		100.0%	$39,287,818

† Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

See notes to financial statements	65

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Life Select Growth Fund (formerly First Investors Life Focused Equity Fund) for the year ended December 31, 2007. During the year, the Fund’s return on a net asset value basis was 11.4%, including dividends of 7.2 cents per share.

The Fund underwent several significant changes during the year. Smith Group Asset Management of Dallas, Texas, became subadviser of the Fund on July 26, 2007. Smith Group’s investment approach is to build a portfolio of about 40 stocks that pass several risk screens based on corporate governance, earnings quality, and valuation. In addition, stocks selected for the Fund are expected to report a series of better than expected earnings. Consequently, the Fund’s name was changed to the First Investors Life Select Growth Fund and its new benchmark is the Russell 3000 Growth Index.

We’re pleased to report that from July 31, 2007 through December 31, 2007, the Fund returned 6.6% compared to 4.9% for the Russell 3000 Growth Index (its new benchmark) and 1.7% for the S&P 500 Index (its old benchmark).

Health care, industrial, and financial stocks were the biggest contributors to the Fund’s relative performance under the management of Smith Group. The three best performing stocks were Jacobs Engineering Group, Express Scripts, and Waters Corp. Consumer discretionary and information technology holdings were the biggest laggards versus the benchmark. The three worst performing stocks were Big Lots, Dollar Tree Stores and Tempur-Pedic International.

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely,

John D. Brim
Portfolio Manager*

January 31, 2008

* Mr. Brim is part of a portfolio management team that began managing the Fund on July 26, 2007.

66

Fund Expenses

SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/07)	(12/31/07)	(7/1/07–12/31/07)*

Expense Examples
Actual	$1,000.00	$1,037.66	$6.98
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.35	$6.92

* Expenses are equal to the annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total value of investments.

67

Cumulative Performance Information
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Select Growth Fund, the Russell 3000 Growth Index and the Standard & Poor’s 500 Index.†

The graph compares a $10,000 investment in the First Investors Life Series Select Growth Fund (formerly, First Investors Life Series Focused Equity Fund) beginning 11/8/99 (inception date) with theoretical investments in the Russell 3000 Growth Index and the Standard & Poor’s 500 Index (the “Indices”). The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/07.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Russell 3000 Growth Index figures are from Frank Russell and Company, Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

† We have added a comparison to the Russell 3000 Growth Index this year because it is more suitable to the Fund’s current investment strategies and risk. After this year we will not show a comparison to the Standard & Poor’s 500 Index.

68

Portfolio of Investments
SELECT GROWTH FUND
December 31, 2007

Shares		Security	Value

		COMMON STOCKS—96.5%
		Consumer Discretionary—8.0%
11,000	*	Aeropostale, Inc.	$ 291,500
6,200	*	Fossil, Inc.	260,276
4,900		Omnicom Group, Inc.	232,897
8,900		Tempur-Pedic International, Inc.	231,133

			1,015,806

		Consumer Staples—8.2%
5,400		Church & Dwight Company, Inc.	291,978
5,400		Colgate-Palmolive Company	420,984
4,300		PepsiCo, Inc.	326,370

			1,039,332

		Energy—6.4%
2,600		ExxonMobil Corporation	243,594
3,900		Marathon Oil Corporation	237,354
4,600	*	National-Oilwell Varco, Inc.	337,916

			818,864

		Financials—10.8%
4,700		Bank of New York Mellon Corporation	229,172
3,500		MetLife, Inc.	215,670
7,300	*	NASDAQ Stock Market, Inc.	361,277
3,100		Northern Trust Corporation	237,398
5,500		T. Rowe Price Group, Inc.	334,840

			1,378,357

		Health Care—20.7%
4,000		Becton, Dickinson & Company	334,320
3,800		Cigna Corporation	204,174
5,100	*	Express Scripts, Inc.	372,300
7,000	*	Gilead Sciences, Inc.	322,070
4,400	*	Humana, Inc.	331,364
5,700	*	OSI Pharmaceuticals, Inc.	276,507
8,800		Perrigo Company	308,088
6,200	*	Waters Corporation	490,234

			2,639,057

69

Portfolio of Investments (continued)
SELECT GROWTH FUND
December 31, 2007

Shares		Security		Value

		Industrials—15.1%
3,600		Danaher Corporation		$ 315,864
3,800	*	Jacobs Engineering Group, Inc.		363,318
9,400		Manitowoc Company, Inc.		459,002
2,900		Northrop Grumman Corporation		228,056
8,300		Republic Services, Inc.		260,205
3,900		United Technologies Corporation		298,506

				1,924,951

		Information Technology—23.1%
5,700		Amphenol Corporation – Class “A”		264,309
11,800	*	Cisco Systems, Inc.		319,426
7,800	*	eBay, Inc.		258,882
4,400		FactSet Research Systems, Inc.		245,080
6,400		Harris Corporation		401,152
7,800		Hewlett-Packard Company		393,744
10,900		Microsoft Corporation		388,040
18,600	*	Oracle Corporation		419,988
7,400		Texas Instruments, Inc.		247,160

				2,937,781

		Materials—2.0%
2,600		Air Products & Chemicals, Inc.		256,438

		Telecommunication Services—2.2%
6,700		AT&T, Inc.		278,452

Total Value of Common Stocks (cost $10,940,802)			96.5%	12,289,038
Other Assets, Less Liabilities			3.5	450,108

Net Assets			100.0%	$12,739,146

* Non-income producing

70	See notes to financial statements

Portfolio Manager’s Letter
TARGET MATURITY 2010 FUND
TARGET MATURITY 2015 FUND

Dear Investor:

This is the annual report for the First Investors Life Target Maturity 2010 Fund and the First Investors Life Target Maturity 2015 Fund for the year ended December 31, 2007. During the period, the Funds’ returns on a net asset value basis were 8.4% for Life Target Maturity 2010 and 9.7% for Life Target Maturity 2015, including dividends of 76.6 cents and 58.2 cents per share, respectively.

The Funds’ investment objective is to seek a predictable compounded return for the investors who hold the Funds until maturity. In order to meet this objective, the Funds are fully invested in high-quality zero coupon bonds. These bonds are very sensitive to changes in interest rates. The primary factor affecting the performance of the Funds was the decline in interest rates during the year.

During the year, intermediate term benchmark U.S. Treasury interest rates fell over 100 basis points (1%). Falling interest rates caused the price of the Funds’ holdings to rise. Reflecting the higher interest rate sensitivity of longer-term bonds, the Target Maturity 2015 Fund had a higher return than the Target Maturity 2010 Fund.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Clark D. Wagner
Portfolio Manager and
Director of Fixed Income, First Investors Management Company, Inc.

January 31, 2008

71

Fund Expenses
TARGET MATURITY 2010 FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/07)	(12/31/07)	(7/1/07–12/31/07)*

Expense Examples
Actual	$1,000.00	$1,069.05	$4.02
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.33	$3.92

* Expenses are equal to the annualized expense ratio of .77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total value of investments.

72

Cumulative Performance Information
TARGET MATURITY 2010 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Target Maturity 2010 Fund and the Citigroup Treasury/ Government Sponsored Index.

The graph compares a $10,000 investment in the First Investors Life Series Target Maturity 2010 Fund beginning 12/31/97 with a theoretical investment in the Citigroup Treasury/Government Sponsored Index (the “Index”). The Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/07. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 8.19%, 3.54% and 6.08% respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Citigroup Treasury/Government Sponsored Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

73

Portfolio of Investments
TARGET MATURITY 2010 FUND
December 31, 2007

Principal		Effective
Amount	Security	Yield†	Value

	U.S. GOVERNMENT AGENCY ZERO COUPON
	OBLIGATIONS—65.5%
	Agency For International Development–Israel:
$ 1,303M	8/15/2010	3.29%	$ 1,196,077
495M	9/15/2010	3.30	452,980
	Fannie Mae:
1,260M	8/7/2010	3.41	1,153,883
100M	10/8/2010	3.48	90,879
800M	12/15/2010	3.50	721,999
	Freddie Mac:
1,100M	9/15/2010	3.42	1,003,553
239M	1/15/2011	3.49	215,148
500M	Government Trust Certificate–Israel Trust, 11/15/2010	3.40	453,853
2,031M	Government Trust Certificate–Turkey Trust, 11/15/2010	3.40	1,843,551
1,600M	Resolution Funding Corporation, 1/15/2011	3.19	1,453,296
1,250M	Tennessee Valley Authority, 11/1/2010	3.44	1,134,733

Total Value of U.S. Government Agency Zero Coupon
Obligations (cost $8,969,363)			9,719,952

	U.S. GOVERNMENT ZERO COUPON
	OBLIGATIONS—33.7%
5,480M	U.S. Treasury Strips, 11/15/2010 (cost $4,537,086)	3.15	5,009,498

Total Value of Investments (cost $13,506,449)	99.2%		14,729,450
Other Assets, Less Liabilities	.8		117,514

Net Assets	100.0%		$14,846,964

† The effective yields shown for the zero coupon obligations are the effective yields at December 31, 2007.

74	See notes to financial statements

Fund Expenses
TARGET MATURITY 2015 FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/07)	(12/31/07)	(7/1/07–12/31/07)*

Expense Examples
Actual	$1,000.00	$1,105.02	$3.71
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.68	$3.57

* Expenses are equal to the annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total value of investments.

75

Cumulative Performance Information
TARGET MATURITY 2015 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund and the Citigroup Treasury/Government Sponsored Index.

The graph compares a $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund beginning 11/8/99 (inception date) with a theoretical investment in the Citigroup Treasury/Government Sponsored Index (the “Index”). The Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/07. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Since Inception would have been 9.53%, 5.33% and 8.22%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Citigroup Treasury/Government Sponsored Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

76

Portfolio of Investments
TARGET MATURITY 2015 FUND
December 31, 2007

Principal	Effective
Amount	Security	Yield†	Value

	U.S. GOVERNMENT AGENCY ZERO COUPON
	OBLIGATIONS—52.4%
	Agency For International Development–Israel:
$ 698M	9/15/2015	4.22%	$ 505,855
2,784M	11/15/2015	4.27	1,995,390
300M	3/15/2016	4.33	211,099
	Fannie Mae:
243M	8/12/2015	4.32	175,514
600M	9/23/2015	4.38	429,152
4,643M	11/15/2015	4.40	3,296,094
650M	Federal Judiciary Office Building, 2/15/2015	4.15	485,134
	Freddie Mac:
550M	3/15/2015	4.28	405,195
1,760M	9/15/2015	4.34	1,263,639
625M	1/15/2016	4.43	439,567
210M	Government Trust Certificate–Turkey Trust, 5/15/2015	4.32	153,242
200M	International Bank for Reconstruction & Development,
	2/15/2015	4.46	146,080
	Resolution Funding Corporation:
4,244M	10/15/2015	4.12	3,089,827
320M	1/15/2016	4.18	229,507
2,000M	Tennessee Valley Authority, 11/1/2015	4.39	1,423,302

Total Value of U.S. Government Agency Zero Coupon
Obligations (cost $13,062,859)			14,248,597

	U.S. GOVERNMENT ZERO COUPON
	OBLIGATIONS—47.1%
17,575M	U.S. Treasury Strips, 11/15/2015 (cost $11,688,228)	4.08	12,788,203

Total Value of Investments (cost $24,751,087)	99.5%		27,036,800
Other Assets, Less Liabilities	.5		134,017

Net Assets	100.0%		$27,170,817

† The effective yields shown for the zero coupon obligations are the effective yields at December 31, 2007.

See notes to financial statements	77

Portfolio Manager’s Letter
VALUE FUND

Dear Investor:

This is the annual report for the First Investors Life Value Fund for the year ended December 31, 2007. During the year, the Fund’s return on a net asset value basis was –0.7%, including dividends of 27.0 cents per share.

There was a dramatic increase in market volatility in 2007. This was most evident during the last six months of the fiscal year when fallout from the subprime mortgage crisis rippled through the financial markets. Despite efforts by the Federal Reserve to restore calm through increases in liquidity and lower interest rates, the credit crisis and the underlying weakness in housing brought the economy to the brink of recession. The solid performance of the equity markets in the first half eroded, better than expected corporate results were ignored, and investors took a back seat to traders as volatility swings increased to levels not witnessed for much of the current decade.

The Fund’s value approach did not fare well in this environment, as its performance was hurt by its holdings in the consumer discretionary and financial sectors. The decline in the U.S. housing market, the subprime mortgage malaise and weakened consumer wallet were the primary causes for weakness in these sectors. Consumer discretionary stocks that detracted the most from performance included newspaper publisher Lee Enterprises, Ruby Tuesday, and Talbots, all of which are small-cap companies. Shares of Citigroup, Merrill Lynch, and Regions Financial were among the biggest reasons for weakness in the financials sector.

The energy sector was the top-performing sector for the Fund as companies such as Diamond Offshore Drilling and Marathon Oil produced excellent returns. The information technology sector was also an area of strength. Nokia and Methode Electronics were two of the key contributors among tech stocks.

The Fund’s returns lagged the S&P 500 Index (a leading benchmark for large-cap stocks) in part due to the fact that the Fund employs a multi-cap strategy, which involves a balance of large-, mid-, and small-capitalization companies. In 2007, larger capitalization issues outperformed their smaller counterparts, as evidenced by the wide disparity of returns between the 5.5% return of the S&P 500 Index and the –1.6% return of the Russell 2000 Index (a leading benchmark for small-cap stocks). The Fund has maintained a diverse allocation strategy, which at the end of the reporting period was 57% large cap, 19% mid cap, and 19% small cap, according to Lipper’s market capitalization ranges. While the Fund’s large-cap component generated a positive return in 2007, those results were offset by negative returns from its mid- and small-cap holdings. In addition, the Fund was underweight in energy and information technology, two top-performing sectors, which hurt relative performance.

78

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Matthew S. Wright
Portfolio Manager
January 31, 2008

79

Fund Expenses

VALUE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/07)	(12/31/07)	(7/1/07–12/31/07)*

Expense Examples
Actual	$1,000.00	$928.29	$4.03
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.03	$4.23

* Expenses are equal to the annualized expense ratio of .83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total value of investments.

80

Cumulative Performance Information
VALUE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Value Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Value Fund beginning 12/31/97 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/07. During certain of the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Return for Ten Years would have been 4.51% .

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

81

Portfolio of Investments
VALUE FUND
December 31, 2007

Shares	Security	Value

	COMMON STOCKS—95.9%
	Consumer Discretionary—14.8%
27,400	bebe stores, inc.	$ 352,364
5,500	Best Buy Company, Inc.	289,575
13,300	Bob Evans Farms, Inc.	358,169
12,200	Carnival Corporation	542,778
8,700	CBS Corporation – Class “B”	237,075
20,700	Cinemark Holdings, Inc.	351,900
23,500	Clear Channel Communications, Inc.	811,220
28,600	Family Dollar Stores, Inc.	549,978
12,700	Gannett Company, Inc.	495,300
10,900	Genuine Parts Company	504,670
14,000	H&R Block, Inc.	259,980
1,700	Haverty Furniture Companies, Inc.	15,283
21,100	Home Depot, Inc.	568,434
6,400	J.C. Penney Company, Inc.	281,536
13,600	Kenneth Cole Productions, Inc. – Class “A”	237,864
26,500	Lee Enterprises, Inc.	388,225
26,700	Leggett & Platt, Inc.	465,648
9,600	Liz Claiborne, Inc.	195,360
11,100	Lowe’s Companies, Inc.	251,082
3,800	Magna International, Inc. – Class “A”	305,634
20,100	Marine Products Corporation	140,901
20,000	McDonald’s Corporation	1,178,200
25,800	Modine Manufacturing Company	425,958
22,300	New York Times Company – Class “A”	390,919
11,000	Newell Rubbermaid, Inc.	284,680
25,000	Pearson PLC (ADR)	362,000
21,900	Ruby Tuesday, Inc.	213,525
17,000	Staples, Inc.	392,190
35,800	Stein Mart, Inc.	169,692
13,500	Tiffany & Company	621,405
37,500	Time Warner, Inc.	619,125
30,800	Walt Disney Company	994,224
8,580	Wyndham Worldwide Corporation	202,145

		13,457,039

	Consumer Staples—12.5%
20,200	Anheuser-Busch Companies, Inc.	1,057,268
17,600	Avon Products, Inc.	695,728
15,000	B&G Foods, Inc. – Class “A”	153,150
18,400	Coca-Cola Company	1,129,208

82

Shares		Security	Value

		Consumer Staples (continued)
13,400		ConAgra Foods, Inc.	$ 318,786
8,295		Del Monte Foods Company	78,471
10,200		Diageo PLC (ADR)	875,466
7,900		Estee Lauder Companies, Inc. – Class “A”	344,519
9,600		Fomento Economico Mexicano SA de CV (ADR)	366,432
6,959		General Mills, Inc.	396,663
12,100		H.J. Heinz Company	564,828
20,100		Hershey Company	791,940
10,600		Kimberly-Clark Corporation	735,004
30,300		Kraft Foods, Inc. – Class “A”	988,689
6,700		Ruddick Corporation	232,289
37,000		Sara Lee Corporation	594,220
12,000		Tasty Baking Company	99,840
9,000		UST, Inc.	493,200
12,400		Walgreen Company	472,192
22,100		Wal-Mart Stores, Inc.	1,050,413

			11,438,306

		Energy—9.1%
11,900		Anadarko Petroleum Corporation	781,711
10,700		BP PLC (ADR)	782,919
14,312		Chevron Corporation	1,335,739
12,800		ConocoPhillips	1,130,240
7,300		Diamond Offshore Drilling, Inc.	1,036,600
377	*	Exterran Holdings, Inc.	30,839
1,900		Hess Corporation	191,634
22,400		Marathon Oil Corporation	1,363,264
11,700		Royal Dutch Shell PLC – Class “A” (ADR)	985,140
12,900		Tidewater, Inc.	707,694

			8,345,780

		Financials—23.5%
4,000		ACE, Ltd.	247,120
6,900		Allstate Corporation	360,387
7,000		American International Group, Inc.	408,100
9,700		Aon Corporation	462,593
10,000		Aspen Insurance Holdings, Ltd.	288,400
8,800		Assured Guaranty, Ltd.	233,552
37,800		Bank Mutual Corporation	399,546
21,655		Bank of America Corporation	893,485

83

Portfolio of Investments (continued)
VALUE FUND
December 31, 2007

Shares	Security	Value

	Financials (continued)
23,773	Bank of New York Mellon Corporation	$ 1,159,171
31,162	Brookfield Asset Management, Inc. – Class “A”	1,111,549
21,700	Brookline Bancorp, Inc.	220,472
6,094	Capital One Financial Corporation	288,002
9,622	Chubb Corporation	525,169
12,422	Cincinnati Financial Corporation	491,166
23,100	Citigroup, Inc.	680,064
10,000	Comerica, Inc.	435,300
12,050	Discover Financial Services	181,714
9,200	EMC Insurance Group, Inc.	217,764
8,600	Erie Indemnity Company – Class “A”	446,254
3,600	FBL Financial Group, Inc. – Class “A”	124,308
19,100	First Potomac Realty Trust (REIT)	330,239
21,700	Hudson City Bancorp, Inc.	325,934
16,100	Invesco, Ltd.	505,218
42,800	Investors Real Estate Trust (REIT)	383,916
22,900	JPMorgan Chase & Company	999,585
12,800	KeyCorp	300,160
10,632	Lincoln National Corporation	618,995
10,700	Merrill Lynch & Company, Inc.	574,376
11,900	Morgan Stanley	632,009
29,800	NewAlliance Bancshares, Inc.	343,296
7,700	One Liberty Properties, Inc. (REIT)	141,449
22,000	People’s United Financial, Inc.	391,600
12,800	Plum Creek Timber Company, Inc. (REIT)	589,312
7,500	PMI Group, Inc.	99,600
10,900	PNC Financial Services Group, Inc.	715,585
21,500	Progressive Corporation	411,940
12,000	Protective Life Corporation	492,240
25,328	Regions Financial Corporation	599,007
7,600	St. Joe Company	269,876
8,882	State Street Corporation	721,218
8,600	SunTrust Banks, Inc.	537,414
25,600	U-Store-It Trust (REIT)	234,496
19,939	Wachovia Corporation	758,280
12,000	Waddell & Reed Financial, Inc. – Class “A”	433,080
21,300	Wells Fargo & Company	643,047
21,700	Westfield Financial, Inc.	210,490

		21,436,478

84

Shares	Security	Value

	Health Care—5.6%
16,300	Abbott Laboratories	$ 915,245
6,125	Covidien, Ltd.	271,276
12,100	GlaxoSmithKline PLC (ADR)	609,719
20,300	Johnson & Johnson	1,354,010
10,900	Novartis AG (ADR)	591,979
39,300	Pfizer, Inc.	893,289
17,900	Schering-Plough Corporation	476,856

		5,112,374

	Industrials—8.4%
6,600	3M Company	556,512
900	Alexander & Baldwin, Inc.	46,494
10,400	Avery Dennison Corporation	552,656
14,900	Dover Corporation	686,741
21,100	Federal Signal Corporation	236,742
8,200	General Dynamics Corporation	729,718
14,400	Honeywell International, Inc.	886,608
4,200	Hubbell, Inc. – Class “B”	216,720
6,300	Illinois Tool Works, Inc.	337,302
7,900	Lawson Products, Inc.	299,568
19,800	Masco Corporation	427,878
7,200	Norfolk Southern Corporation	363,168
14,500	Pitney Bowes, Inc.	551,580
12,600	Textainer Group Holdings, Ltd.	183,078
6,625	Tyco International, Ltd.	262,681
10,600	United Parcel Service, Inc. – Class “B”	749,632
31,400	Werner Enterprises, Inc.	534,742

		7,621,820

	Information Technology—7.1%
12,000	Automatic Data Processing, Inc.	534,360
16,600	AVX Corporation	222,772
7,600	Bel Fuse, Inc. – Class “B”	222,452
4,650	Broadridge Financial Solutions, Inc.	104,300
6,800	Fair Isaac Corporation	218,620
17,400	Hewlett-Packard Company	878,352
14,300	Intel Corporation	381,238
2,800	International Business Machines Corporation	302,680
35,200	Methode Electronics, Inc.	578,688
26,500	Microsoft Corporation	943,400

85

Portfolio of Investments (continued)
VALUE FUND
December 31, 2007

Shares		Security	Value

		Information Technology (continued)
12,150		Molex, Inc.	$ 331,695
28,700		Motorola, Inc.	460,348
14,700		Nokia Corporation – Class “A” (ADR)	564,333
8,600	*	Planar Systems, Inc.	55,040
8,400		Texas Instruments, Inc.	280,560
7,225		Tyco Electronics, Ltd.	268,264
6,300		Xilinx, Inc.	137,781

			6,484,883

		Materials—7.2%
6,900		Air Products & Chemicals, Inc.	680,547
4,500		Albemarle Corporation	185,625
13,800		Alcoa, Inc.	504,390
8,400		Bemis Company, Inc.	229,992
28,167		Chemtura Corporation	219,703
12,500		Compass Minerals International, Inc.	512,500
22,700		Dow Chemical Company	894,834
18,200		DuPont (E.I.) de Nemours & Company	802,438
7,000		Glatfelter	107,170
23,800		Louisiana-Pacific Corporation	325,584
10,100		Lubrizol Corporation	547,016
10,400		MeadWestvaco Corporation	325,520
16,270		Myers Industries, Inc.	235,427
33,200		Sappi, Ltd. (ADR)	478,744
15,900		Sonoco Products Company	519,612
1,711		Tronox, Inc. – Class “B”	14,800

			6,583,902

		Telecommunication Services—4.1%
30,010		AT&T, Inc.	1,247,216
13,232		D&E Communications, Inc.	191,202
1,830		Embarq Corporation	90,640
11,300		Nippon Telegraph and Telephone Corporation (ADR)	278,658
33,400		Sprint Nextel Corporation	438,542
5,600		Telephone & Data Systems, Inc.	350,560
6,600		Telephone & Data Systems, Inc. – Special Shares	380,160
17,118		Verizon Communications, Inc.	747,885

			3,724,863

86

Shares or
Principal
Amount	Security		Value

	Utilities—3.6%
4,450	American States Water Company		$ 167,676
6,700	FPL Group, Inc.		453,389
19,300	MDU Resources Group, Inc.		532,873
20,500	NiSource, Inc.		387,245
6,500	Northwest Natural Gas Company		316,290
9,200	ONEOK, Inc.		411,884
12,300	Southwest Gas Corporation		366,171
11,100	United Utilities PLC (ADR)		334,087
11,700	Vectren Corporation		339,417

			3,309,032

Total Value of Common Stocks (cost $68,625,786)			87,514,477

	PREFERRED STOCKS—.7%
	Financials—.2%
10,000	Citigroup Capital XVI, 6.45%, 2066 – Series “W”		189,900

	Telecommunication Services—.3%
10,200	AT&T, Inc., 6.375%, 2056		246,024

	Utilities—.2%
7,400	Entergy Louisiana, LLC., 7.6%, 2032		181,226

Total Value of Preferred Stocks (cost $693,082)			617,150

	SHORT-TERM CORPORATE NOTES—2.6%
$2,400M	Toyota Motor Credit Corp., 4.3%, 1/18/08 (cost $2,395,119)		2,395,119

Total Value of Investments (cost $71,713,987)		99.2%	90,526,746
Other Assets, Less Liabilities		.8	731,843

Net Assets		100.0%	$91,258,589

* Non-income producing

Summary of Abbreviations:
ADR American Depositary Receipts
REIT Real Estate Investment Trust

See notes to financial statements	87

Statements of Assets and Liabilities
FIRST INVESTORS LIFE FUNDS
December 31, 2007

		CASH			GROWTH &
	BLUE CHIP	MANAGEMENT	DISCOVERY	GOVERNMENT	INCOME	HIGH YIELD

Assets
Investments in securities:
At identified cost	$114,718,042	$ 15,025,388	$133,034,797	$ 20,785,979	$228,497,882	$ 88,288,692	*

At value (Note 1A)	$171,771,456	$ 15,025,388	$160,433,679	$ 20,908,599	$257,403,799	$ 81,518,031	*
Cash	908,192	605,052	556,180	235,344	300,167	389,127
Receivables:
Investment securities sold	—	—	—	—	279,219	—
Interest and dividends	220,132	20,774	119,024	111,936	323,661	1,419,872
Trust shares sold	41,688	41	44,438	82,493	88,630	20,099
Other assets	3,437	736	2,897	265	4,351	6,042

Total Assets	172,944,905	15,651,991	161,156,218	21,338,637	258,399,827	83,353,171

Liabilities
Payables:
Collateral for securities loaned (Note 1G)	—	—	—	—	—	4,678,000
Investment securities purchased	88,860	389,774	—	338,889	551,574	—
Trust shares redeemed	59,795	187,129	5,250	1,582	32,718	49,803
Accrued advisory fees	111,201	3,305	103,314	10,552	165,892	50,037
Accrued expenses	19,838	3,221	22,364	4,458	16,461	35,615

Total Liabilities	279,694	583,429	130,928	355,481	766,645	4,813,455

Net Assets	$172,665,211	$ 15,068,562	$161,025,290	$ 20,983,156	$257,633,182	$ 78,539,716

Net Assets Consist of:
Capital paid in	$141,097,276	$ 15,068,562	$125,632,580	$ 20,784,603	$208,629,216	$100,926,188
Undistributed net investment income	2,189,282	—	587,242	941,767	3,139,964	5,884,208
Accumulated net realized gain (loss) on investments	(27,674,761)	—	7,406,586	(865,834)	16,958,085	(21,500,019)
Net unrealized appreciation (depreciation)
of investments	57,053,414	—	27,398,882	122,620	28,905,917	(6,770,661)

Total	$172,665,211	$ 15,068,562	$161,025,290	$ 20,983,156	$257,633,182	$ 78,539,716

Shares of beneficial interest outstanding (Note 2)	7,085,685	15,068,562	5,228,503	2,082,698	7,716,553	10,320,914

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$ 24.37	$ 1.00	$ 30.80	$ 10.07	$ 33.39	$ 7.61

* Investments at cost and value include $ 4,678,000 of collateral for securities loaned (Note 1G).

88	See notes to financial statements	89

Statements of Assets and Liabilities
FIRST INVESTORS LIFE FUNDS
December 31, 2007

		INVESTMENT	SELECT	TARGET	TARGET
	INTERNATIONAL	GRADE	GROWTH	MATURITY 2010	MATURITY 2015	VALUE

Assets
Investments in securities:
At identified cost	$122,171,410	$ 38,001,481	$ 10,940,802	$ 13,506,449	$ 24,751,087	$ 71,713,987

At value (Note 1A)	$154,376,424	$ 38,339,726	$ 12,289,038	$ 14,729,450	$ 27,036,800	$ 90,526,746
Cash	930,518	302,425	522,482	127,239	124,481	567,825
Receivables:
Investment securities sold	260,687	102,210	—	—	—	110,992
Interest and dividends	180,385	555,521	8,930	—	—	172,850
Trust shares sold	60,231	24,389	46,571	19,714	31,774	22,784
Forward currency contracts (Note 6)	9,594	—	—	—	—	—
Other assets	1,803	490	155	210	314	2,800

Total Assets	155,819,642	39,324,761	12,867,176	14,876,613	27,193,369	91,403,997

Liabilities
Payables:
Investment securities purchased	1,104,190	—	109,839	—	—	64,296
Trust shares redeemed	33,884	10,911	4,899	17,991	219	15,192
Foreign exchange contracts (Note 6)	119,559	—	—	—	—	—
Accrued advisory fees	97,188	19,821	8,076	7,430	13,564	58,709
Accrued expenses	30,868	6,211	5,216	4,228	8,769	7,211

Total Liabilities	1,385,689	36,943	128,030	29,649	22,552	145,408

Net Assets	$154,433,953	$ 39,287,818	$ 12,739,146	$ 14,846,964	$ 27,170,817	$ 91,258,589

Net Assets Consist of:
Capital paid in	$105,391,223	$ 39,303,233	$ 11,265,612	$ 12,845,713	$ 23,909,077	$ 75,639,548
Undistributed net investment income	574,089	1,529,781	18,110	761,937	1,064,251	1,663,443
Accumulated net realized gain (loss) on investments	16,363,554	(1,883,441)	107,188	16,313	(88,225)	(4,857,161)
and foreign security transactions
Net unrealized appreciation in value of investments
and foreign security transactions	32,105,087	338,245	1,348,236	1,223,001	2,285,714	18,812,759

Total	$154,433,953	$ 39,287,818	$ 12,739,146	$ 14,846,964	$ 27,170,817	$ 91,258,589

Shares of beneficial interest outstanding (Note 2)	6,251,338	3,596,210	1,216,191	1,053,966	1,818,189	5,464,606

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$ 24.70	$ 10.92	$ 10.47	$ 14.09	$ 14.94	$ 16.70

90	See notes to financial statements	91

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2007

			CASH			GROWTH &
	BLUE CHIP		MANAGEMENT	DISCOVERY	GOVERNMENT	INCOME		HIGH YIELD

Investment Income
Income:
Interest	$ 28,542		$ 363,607	$ 227,472	$ 1,146,125	$ 11,376		$ 5,560,870
Dividends	3,620,165	(a)	—	1,705,664	—	5,335,271	(b)	80,801
Securities lending income	—		—	—	—	—		292

Total income	3,648,707		363,607	1,933,136	1,146,125	5,346,647		5,641,963

Expenses (Notes 1 and 4):
Advisory fees	1,363,455		52,630	1,243,416	150,750	2,052,820		526,384
Professional fees	29,026		9,575	29,709	12,496	36,509		28,696
Custodian fees and expenses	15,491		5,554	25,359	11,162	24,392		10,610
Reports and notices to shareholders	24,687		1,940	18,683	3,643	36,642		10,221
Registration fees	119		119	119	119	119		141
Trustees’ fees	8,402		300	7,513	917	12,301		2,406
Other expenses	33,687		2,986	30,570	11,253	51,217		22,937

Total expenses	1,474,867		73,104	1,355,369	190,340	2,214,000		601,395
Less: Expenses waived	—		(22,907)	—	(30,150)	—		—
Expenses paid indirectly	(15,491)		(1,647)	(9,517)	(6,765)	(9,669)		(8,876)

Net expenses	1,459,376		48,550	1,345,852	153,425	2,204,331		592,519

Net investment income	2,189,331		315,057	587,284	992,700	3,142,316		5,049,444

Realized and Unrealized Gain (Loss) on Investments
(Note 3):
Net realized gain (loss) on investments	6,340,170		—	7,630,728	(66,155)	17,294,553		(394,309)

Net unrealized appreciation (depreciation) of investments	(856,310)		—	2,247,221	356,509	(14,694,507)		(3,943,572)

Net gain (loss) on investments	5,483,860		—	9,877,949	290,354	2,600,046		(4,337,881)

Net Increase in Net Assets Resulting from Operations	$ 7,673,191		$ 315,057	$ 10,465,233	$ 1,283,054	$ 5,742,362		$ 711,563

(a) Net of $12,095 foreign taxes withheld
(b) Net of $18,536 foreign taxes withheld

92	See notes to financial statements	93

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2007

			INVESTMENT	SELECT		TARGET	TARGET
	INTERNATIONAL		GRADE	GROWTH		MATURITY 2010	MATURITY 2015	VALUE

Investment Income
Income:
Interest	$ 94,914		$ 2,144,101	$ 7,421		$ 832,242	$ 1,235,198	$ 104,877
Dividends	3,014,822	(c)	—	148,634	(d)	—	—	2,384,217	(e)

Total income	3,109,736		2,144,101	156,055		832,242	1,235,198	2,489,094

Expenses (Notes 1 and 4):
Advisory fees	1,062,329		282,880	90,986		102,843	184,747	726,520
Professional fees	22,188		16,432	19,965		11,212	8,960	20,072
Custodian fees and expenses	120,898		7,714	913		2,443	1,403	14,238
Reports and notices to shareholders	19,335		4,871	19,360		1,905	4,183	14,622
Registration fees	119		119	119		119	1,319	119
Trustees’ fees	6,228		1,677	539		590	997	4,337
Other expenses	36,883		17,095	6,570		5,281	7,770	24,663

Total expenses	1,267,980		330,788	138,452		124,393	209,379	804,571
Less: Expenses waived	—		(56,576)	—		(20,569)	(36,949)	—
Expenses paid indirectly	(622)		(6,940)	(510)		(2,348)	(1,498)	(14,689)

Net expenses	1,267,358		267,272	137,942		101,476	170,932	789,882

Net investment income.	1,842,378		1,876,829	18,113		730,766	1,064,266	1,699,212

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 3):
Net realized gain (loss) on:
Investments	16,788,096		67,338	1,649,616		49,639	(13,417)	4,991,669
Foreign currency transactions	(97,561)		—	—		—	—	—

Net realized gain (loss) on investments and foreign
currency transactions	16,690,535		67,338	1,649,616		49,639	(13,417)	4,991,669
Net unrealized appreciation (depreciation) of:
Investments	8,439,375		84,029	(375,281)		303,684	1,277,197	(7,193,547)
Foreign currency transactions	76,066		—	—		—	—	—

Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	8,515,441		84,029	(375,281)		303,684	1,277,197	(7,193,547)
Net gain (loss) on investments and foreign
currency transactions	25,205,976		151,367	1,274,335		353,323	1,263,780	(2,201,878)

Net Increase (Decrease) in Net Assets Resulting
from Operations	$ 27,048,354		$ 2,028,196	$ 1,292,448		$ 1,084,089	$ 2,328,046	$ (502,666)

(c) Net of $ 358,138 foreign taxes withheld
(d) Net of $1,291 foreign taxes withheld
(e) Net of $11,941 foreign taxes withheld

94	See notes to financial statements	95

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	BLUE CHIP		CASH MANAGEMENT		DISCOVERY		GOVERNMENT

Year Ended December 31	2007	2006	2007	2006	2007	2006	2007	2006

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 2,189,331	$ 1,975,731	$ 315,057	$ 291,599	$ 587,284	$ 280,458	$ 992,700	$ 905,793
Net realized gain (loss) on investments	6,340,170	4,106,251	—	—	7,630,728	16,378,282	(66,155)	(67,290)
Net unrealized appreciation (depreciation)
of investments	(856,310)	17,579,683	—	—	2,247,221	13,222,001	356,509	(103,391)
Net increase in net assets resulting from operations	7,673,191	23,661,665	315,057	291,599	10,465,233	29,880,741	1,283,054	735,112

Distributions to Shareholders
Net investment income	(1,975,764)	(1,631,700)	(315,057)	(291,599)	(280,470)	(208,603)	(1,016,156)	(1,018,037)
Net realized gains	—	—	—	—	(13,314,932)	—	—	—
Total distributions	(1,975,764)	(1,631,700)	(315,057)	(291,599)	(13,595,402)	(208,603)	(1,016,156)	(1,018,037)

Trust Share Transactions *
Proceeds from shares sold	2,951,951	3,125,426	14,080,221	7,337,066	3,849,854	3,957,764	2,610,472	1,817,492
Reinvestment of distributions	1,975,764	1,631,700	315,057	291,599	13,595,402	208,603	1,016,156	1,018,037
Cost of shares redeemed	(19,082,076)	(19,870,148)	(6,260,271)	(7,071,622)	(11,735,817)	(12,065,753)	(2,890,358)	(3,029,846)
Net increase (decrease) from trust share transactions	(14,154,361)	(15,113,022)	8,135,007	557,043	5,709,439	(7,899,386)	736,270	(194,317)
Net increase (decrease) in net assets	(8,456,934)	6,916,943	8,135,007	557,043	2,579,270	21,772,752	1,003,168	(477,242)

Net Assets
Beginning of year	181,122,145	174,205,202	6,933,555	6,376,512	158,446,020	136,673,268	19,979,988	20,457,230

End of year †	$ 172,665,211	$ 181,122,145	$ 15,068,562	$ 6,933,555	$ 161,025,290	$ 158,446,020	$ 20,983,156	$ 19,979,988

†Includes undistributed net investment income of	$ 2,189,282	$ 1,975,715	$ —	$ —	$ 587,242	$ 280,428	$ 941,767	$ 1,016,148

*Trust Shares Issued and Redeemed
Sold	121,415	144,406	14,080,221	7,337,066	123,970	138,637	267,226	185,449
Issued for distributions reinvested	85,642	76,894	315,057	291,599	460,862	7,501	106,181	105,605
Redeemed	(780,475)	(915,936)	(6,260,271)	(7,071,622)	(378,136)	(422,971)	(296,290)	(310,747)

Net increase (decrease) in trust shares outstanding	(573,418)	(694,636)	8,135,007	557,043	206,696	(276,833)	77,117	(19,693)

96	See notes to financial statements	97

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	GROWTH & INCOME		HIGH YIELD		INTERNATIONAL		INVESTMENT GRADE

Year Ended December 31	2007	2006	2007	2006	2007	2006	2007	2006

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 3,142,316	$ 1,392,436	$ 5,049,444	$ 5,149,740	$ 1,842,378	$ 1,427,694	$ 1,876,829	$ 1,779,059
Net realized gain (loss) on investments and foreign
currency transactions	17,294,553	38,358,887	(394,309)	(1,809,651)	16,690,535	19,347,268	67,338	(205,692)
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	(14,694,507)	(5,433,213)	(3,943,572)	2,928,634	8,515,441	7,729,386	84,029	(153,393)

Net increase in net assets resulting from operations	5,742,362	34,318,110	711,563	6,268,723	27,048,354	28,504,348	2,028,196	1,419,974

Distributions to Shareholders
Net investment income	(1,392,478)	(1,106,509)	(5,214,980)	(5,591,784)	(4,361,060)	(802,343)	(2,023,887)	(2,116,649)
Net realized gains	(37,602,922)	(15,617,669)	—	—	(17,736,172)	(3,322,771)	—	—

Total distributions	(38,995,400)	(16,724,178)	(5,214,980)	(5,591,784)	(22,097,232)	(4,125,114)	(2,023,887)	(2,116,649)

Trust Share Transactions *
Proceeds from shares sold	5,908,951	7,263,655	2,528,285	2,071,984	6,868,157	4,636,767	4,296,663	2,620,239
Value of shares issued for acquisition**	—	—	13,341,374	—	—	—	—	—
Reinvestment of distributions	38,995,400	16,724,178	5,214,980	5,591,784	22,097,232	4,125,114	2,023,887	2,116,649
Cost of shares redeemed	(21,701,178)	(22,850,672)	(6,419,407)	(8,551,415)	(8,889,297)	(8,568,552)	(4,068,030)	(5,239,553)

Net increase (decrease) from trust share transactions	23,203,173	1,137,161	14,665,232	(887,647)	20,076,092	193,329	2,252,520	(502,665)

Net increase (decrease) in net assets	(10,049,865)	18,731,093	10,161,815	(210,708)	25,027,214	24,572,563	2,256,829	(1,199,340)

Net Assets
Beginning of year	267,683,047	248,951,954	68,377,901	68,588,609	129,406,739	104,834,176	37,030,989	38,230,329

End of year †	$ 257,633,182	$ 267,683,047	$ 78,539,716	$ 68,377,901	$ 154,433,953	$ 129,406,739	$ 39,287,818	$ 37,030,989

†Includes undistributed net investment income of	$ 3,139,964	$ 1,392,428	$ 5,884,208	$ 5,054,874	$ 574,089	$ 2,785,813	$ 1,529,781	$ 1,600,159

*Trust Shares Issued and Redeemed
Class A:
Sold	168,508	203,445	323,450	264,249	299,283	214,213	402,066	243,980
Issued for acquisition**	—	—	1,747,119	—	—	—	—	—
Issued for distributions reinvested	1,188,884	484,900	675,515	738,677	1,078,440	205,127	192,020	200,820
Redeemed	(618,484)	(642,540)	(823,154)	(1,098,910)	(388,835)	(398,649)	(381,437)	(491,929)

Net increase (decrease) in trust shares outstanding	738,908	45,805	1,922,930	(95,984)	988,888	20,691	212,649	(47,129)

**See Note 8.

98	See notes to financial statements	99

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	SELECT GROWTH		TARGET MATURITY 2010		TARGET MATURITY 2015		VALUE

Year Ended December 31	2007	2006	2007	2006	2007	2006	2007	2006

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 18,113	$ 87,655	$ 730,766	$ 761,235	$ 1,064,266	$ 978,165	$ 1,699,212	$ 1,493,900
Net realized gain (loss) on investments	1,649,616	520,942	49,639	(1,561)	(13,417)	(12,679)	4,991,669	3,911,723
Net unrealized appreciation (depreciation)
of investments	(375,281)	432,625	303,684	(491,313)	1,277,197	(543,835)	(7,193,547)	11,384,117

Net increase (decrease) in net assets resulting
from operations	1,292,448	1,041,222	1,084,089	268,361	2,328,046	421,651	(502,666)	16,789,740

Distributions to Shareholders
Net investment income	(87,643)	(63,598)	(761,230)	(794,711)	(978,165)	(806,540)	(1,493,871)	(1,422,321)
Net realized gains	—	—	—	(135,821)	—	—	—	—

Total distributions	(87,643)	(63,598)	(761,230)	(930,532)	(978,165)	(806,540)	(1,493,871)	(1,422,321)

Trust Share Transactions*
Proceeds from shares sold	1,234,769	879,602	1,969,668	584,897	3,537,892	3,847,573	5,174,146	6,018,723
Reinvestment of distributions	87,643	63,598	761,230	930,532	978,165	806,540	1,493,871	1,422,321
Cost of shares redeemed	(1,523,498)	(1,540,060)	(2,352,313)	(2,740,084)	(2,539,118)	(2,174,377)	(7,646,283)	(7,586,935)

Net increase (decrease) from trust share transactions	(201,086)	(596,860)	378,585	(1,224,655)	1,976,939	2,479,736	(978,266)	(145,891)

Net increase (decrease) in net assets	1,003,719	380,764	701,444	(1,886,826)	3,326,820	2,094,847	(2,974,803)	15,221,528

Net Assets
Beginning of year	11,735,427	11,354,663	14,145,520	16,032,346	23,843,997	21,749,150	94,233,392	79,011,864

End of year †	$ 12,739,146	$ 11,735,427	$ 14,846,964	$ 14,145,520	$ 27,170,817	$ 23,843,997	$ 91,258,589	$ 94,233,392

†Includes undistributed net investment income of	$ 18,110	$ 87,640	$ 761,937	$ 761,229	$ 1,064,251	$ 978,150	$ 1,663,443	$ 1,493,851

*Trust Shares Issued and Redeemed
Sold	121,487	98,777	142,072	43,099	248,330	274,751	298,071	391,206
Issued for distributions reinvested	9,444	7,227	57,756	69,339	70,473	58,276	88,552	96,038
Redeemed	(153,539)	(172,568)	(173,848)	(202,284)	(181,296)	(156,076)	(439,104)	(492,908)

Net increase (decrease) in trust shares outstanding	(22,608)	(66,564)	25,980	(89,846)	137,507	176,951	(52,481)	(5,664)

100	See notes to financial statements	101

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2007

1. Significant Accounting Policies—First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (“the 1940 Act”) as a diversified, open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Blue Chip Fund, Cash Management Fund, Discovery Fund, Government Fund, Growth & Income Fund, High Yield Fund, International Fund, Investment Grade Fund, Select Growth Fund (formerly Focused Equity Fund), Target Maturity 2010 Fund, Target Maturity 2015 Fund and Value Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

Blue Chip Fund seeks high total investment return.

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Discovery Fund seeks long-term growth of capital.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth & Income Fund seeks long-term growth of capital and current income.

High Yield Fund primarily seeks high current income and, secondarily, seeks capital appreciation.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Select Growth Fund seeks long-term growth of capital.

Target Maturity 2010 and Target Maturity 2015 Funds seek a predictable compounded investment return for investors who hold their Fund shares until the Fund’s maturity, consistent with the preservation of capital.

Value Fund seeks total return.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities

102

may also be priced based on valuations provided by a pricing service approved by the Trust’s Board of Trustees (the “Board”). The pricing service considers security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. The Funds also rely on a pricing service in circumstances where the U.S. securities markets exceed a predetermined threshold to value foreign securities held in the Funds’ portfolios. The pricing service, its methodology or the threshold may change from time to time. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

The Funds monitor for significant events occurring after the close of foreign markets but prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any foreign securities that are held by the Funds. Examples of such events include natural disasters, political events and issuer-specific developments. If the Valuation Committee decides that such events warrant using fair value estimates for foreign securities, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Board has also approved the Funds’ use of a pricing service to fair value foreign securities in the event of a significant fluctuation in U.S. securities markets. At December 31, 2007, the High Yield Fund held seven securities that were fair valued by the Valuation Committee with an aggregate value of $329,316 representing .4% of the Fund’s net assets, the International Fund held seven securities that were fair valued by the Valuation Committee with an aggregate value of $11,983,511 representing 7.8% of the Fund’s net assets. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available

103

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2007

capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2007, capital loss carryovers were as follows:

	Year Capital Loss Carryovers Expire

Fund	Total	2008	2009	2010	2011	2012	2013	2014	2015

Blue Chip	$24,609,249	$ —	$ —	$20,477,223	$4,132,026	$ —	$ —	$ —	$ —
Government	865,834	133,450	—	—	272,546	51,149	193,688	177,059	37,942
High Yield*	18,063,707	1,503,018	3,751,289	4,271,480	4,736,272	790,779	632,307	1,944,836	433,726
Investment Grade	1,882,502	612,688	37,096	17,173	517,182	—	108,453	531,982	57,928
Target Maturity
2015	74,461	—	2,287	4,285	14,833	26,960	—	8,297	17,799
Value	4,779,949	—	—	3,581,578	1,198,371	—	—	—	—

*	For High Yield Fund, $50,129 of the $4,271,480 capital loss carryover expiring in 2010 was acquired in the reorganization with Special Bond Fund. Due to the reorganization, the Fund will have available for utilization $3,435,093 in capital loss carryovers that will become available at $601,552 per year for the taxable years 2008 through 2012 and $427,333 for the taxable year 2013. These capital loss carryovers will expire as follows: 2010 $1,575,155; 2011 $881,182; 2012 $212,617; 2013 $153,634; 2014 $662,634.

Effective June 29, 2007, the Fund adopted the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has reviewed the tax positions for each of the open tax years 2004 to 2007 and has determined the adoption of FIN 48 had no impact on the financial statements of the Funds.

C. Foreign Currency Translations—The accounting records of the International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

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Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and deferral of wash sales.

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Securities Lending—High Yield Fund may loan securities to qualified brokers through the Securities Lending Management Agreement (“the Agreement”) with Credit Suisse. Under the terms of the Agreement, the Fund is required to maintain collateral with a market value not less than 102% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in market value of securities on loan. Collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies. Cash collateral may be invested in permissible instruments authorized by the Agreement. Interest earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by Credit Suisse for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. The market value of securities on loan to brokers at December 31, 2007, was $4,580,293, for which the Fund received cash collateral of $4,678,000.

105

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2007

H. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for securities, for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings of the High Yield Fund are recognized as dividend income and recorded at the market value of the shares received. For the year ended December 31, 2007, the High Yield Fund recognized $69,927 from these taxable “payment-in-kind” distributions. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are accreted or amortized using the interest method. Interest income on zero-coupon bonds and step bonds is accrued daily at the effective interest rate. For the year ended December 31, 2007, the Bank of New York Mellon, custodian for all the Funds, except the International Fund, has provided credits in the amount of $73,848 against custodian charges based on the uninvested cash balances of the Funds. The Funds also reduced expenses through brokerage service arrangements. For the year ended December 31, 2007, the Funds’ expenses were reduced by $4,724 under these arrangements.

2. Trust Shares—The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

3. Security Transactions—For the year ended December 31, 2007, purchases and sales (including pay-downs on Government Fund) of securities and long-term U.S. Government obligations (excluding short-term U.S. Government obligations, repurchase agreements, foreign currencies and short-term securities), were as follows:

106

			Long-Term U.S.
	Securities		Government Obligations

	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales

Blue Chip	$ 8,242,762	$ 22,757,147	$ —	$ —
Discovery	87,395,554	96,131,402	—	—
Government	—	—	5,342,644	4,553,869
Growth & Income	103,111,681	115,791,537	—	—
High Yield	19,021,785	17,328,451	—	1,000,000
International	135,264,605	137,203,144	—	—
Investment Grade	12,186,024	10,022,136	3,392,919	3,846,477
Select Growth	18,987,079	19,442,320	—	—
Target Maturity 2010	—	—	1,500,209	2,005,582
Target Maturity 2015	—	—	1,284,924	627,855
Value	16,044,300	16,693,581	—	—

At December 31, 2007, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)

Blue Chip	$117,783,554	$59,996,810	$ 6,008,908	$53,987,902
Discovery	133,067,010	31,742,610	4,375,941	27,366,669
Government	20,785,979	226,924	104,304	122,620
Growth & Income	228,577,228	52,007,280	23,180,709	28,826,571
High Yield	88,422,729	906,648	7,811,346	(6,904,698)
International	122,277,986	33,651,231	1,552,793	32,098,438
Investment Grade	38,528,184	542,294	730,752	(188,458)
Select Growth	10,947,387	1,613,088	271,437	1,341,651
Target Maturity 2010	13,506,449	1,223,001	—	1,223,001
Target Maturity 2015	24,764,852	2,271,948	—	2,271,948
Value	71,663,239	24,541,038	5,677,531	18,863,507

4. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trust are officers and trustees of its investment adviser, First Investors Management Company, Inc. (“FIMCO”) and/or its transfer agent, Administrative Data Management Corp. Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 2007, total trustees’ fees accrued by the Funds amounted to $46,207.

107

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2007

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended December 31, 2007, FIMCO has voluntarily waived 20% of the .75% annual fee on the first $250 million of average daily net assets of the Government, Investment Grade, Target Maturity 2010 and Target Maturity 2015 Funds. In addition, FIMCO has voluntarily waived $22,907 in advisory fees on the Cash Management Fund to limit the Fund’s overall expense ratio to .70%. For the year ended December 31, 2007, total advisory fees accrued to FIMCO were $7,839,760 of which $144,244 was waived as noted above.

Paradigm Capital Management, Inc. serves as investment subadviser to the Discovery Fund. Vontobel Asset Management, Inc. serves as investment subadviser to the International Fund. Effective July 26, 2007, Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund (prior to July 26, 2007, known as Focused Equity Fund). Wellington Management Company, LLP served as investment subadviser to the Focused Equity Fund through July 25, 2007. The subadvisers are paid by FIMCO and not by the Funds.

5. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. At December 31, 2007, the Cash Management Fund held one 144A security with a value of $249,869 representing 1.7% of the Fund’s net assets, the Government Fund held one 144A security with a value of $919,331 representing 4.4% of the Fund’s net assets, the High Yield Fund held twenty-five 144A securities with an aggregate value of $9,961,218 representing 12.7% of the Fund’s net assets, the Investment Grade Fund held ten 144A securities with an aggregate value of $2,094,336 representing 5.3% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. At December 31, 2007, the Cash Management Fund held twelve Section 4(2) securities with an aggregate value of $3,733,004 representing 24.8% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

6. Forward Currency Contracts, Foreign Exchange Contracts and Future Contracts—Forward currency contracts and foreign exchange contracts are obligations to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Fund purchases or sells foreign securities, it may enter into a forward currency contract to minimize the foreign exchange risk between the trade

108

date and the settlement date of such transactions. The International Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Forward currency contracts and foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains or losses are reflected in the Fund’s assets.

The International Fund has the following forward currency contracts outstanding at December 31, 2007:

Contracts to Sell				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)

203,435	Swiss Franc	US $ 203,435	12/31/07	US $4,342
1,032,584	Swedish Krona	1,032,584	1/2/08	3,990
24,198	Swiss Franc	24,198	1/4/08	212
5,505,945	Japanses Yen	5,505,945	1/7/08	1,146
39,135	Swiss Franc	39,135	1/7/08	(96)

		$6,805,297

Net Unrealized Gain on Forward Currency Contracts				$9,594

The International Fund had the following foreign exchange contracts open at December 31, 2007:

Contracts to Buy				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)

4,900,000	Euro	US $ 6,699,770	2/19/08	US $ 464,287
4,670,000	Australian Dollar	3,876,007	2/29/08	224,477
21,823,000	South African Rand	2,959,587	3/5/08	233,548
8,877,000	British Pound	18,101,535	3/26/08	(430,940)
720,800,000	Japanese Yen	6,115,056	5/12/08	337,076
17,508,000	Swiss Franc	14,790,410	5/13/08	673,972

		$52,542,365		$1,502,420

109

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2007

Contracts to Sell				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)

4,900,000	Euro	US $ 6,663,510	2/19/08	US $ (500,547)
4,670,000	Australian Dollar	3,779,431	2/29/08	(321,053)
21,823,000	South African Rand	2,865,832	3/5/08	(327,302)
8,877,000	British Pound	17,845,188	3/26/08	174,593
720,800,000	Japanese Yen	6,272,103	5/12/08	(180,029)
17,508,000	Swiss Franc	14,746,567	5/13/08	(717,815)
12,425,000	Euro	18,202,513	6/13/08	36,512
8,348,000	British Pound	16,874,689	6/13/08	257,124
14,850,000	Swiss Franc	13,135,781	6/13/08	19,144
4,495,000	Australian Dollar	3,884,219	6/13/08	(62,606)

		$104,269,833		$(1,621,979)

Net Unrealized Loss on Foreign Exchange Contracts				$ (119,559)

The International Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/ or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking- to- market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Risk includes the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged. At December 31, 2007, the International Fund had no open futures contracts.

7. High Yield Credit Risk—The High Yield Fund’s investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

110

8. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended December 31, 2007 and 2006 were as follows:

	Distributions			Distributions
	Declared in 2007			Declared in 2006

	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gain	Total	Income	Capital Gain	Total

Blue Chip	$ 1,975,764	$ —	$ 1,975,764	$1,631,700	$ —	$ 1,631,700
Cash Management	315,057	—	315,057	291,599	—	291,599
Discovery	4,626,532	8,968,870	13,595,402	208,603	—	208,603
Government	10,778,452	28,216,948	38,995,400	1,018,037	—	1,018,037
Growth & Income	5,214,979	—	5,214,979	2,679,424	14,044,754	16,724,178
High Yield	8,926,027	13,171,206	22,097,233	5,591,784	—	5,591,784
International	2,023,887	—	2,023,887	802,343	3,332,771	4,135,114
Investment Grade	87,643	—	87,643	2,116,649	—	2,116,649
Select Growth	1,016,156	—	1,016,156	63,598	—	63,598
Target Maturity 2010	730,057	31,172	761,229	794,711	135,821	930,532
Target Maturity 2015	978,165	—	978,165	806,540	—	806,540
Value	1,493,871	—	1,493,871	1,422,321	—	1,422,321

As of December 31, 2007, the components of distributable earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Accumulated	Capital	Other	Unrealized	Distributable
	Ordinary	Capital	Loss	Accumulated	Appreciation	Earnings
Fund	Income	Gains	Carryover	Losses	(Depreciation)	(Deficit)*

Blue Chip	$ 2,189,281	$ —	$(24,609,249)	$ —	$53,987,903	$ 31,567,935
Discovery	2,133,228	5,892,816	—	—	27,366,666	35,392,710
Government	941,768	—	(865,834)	—	122,619	198,553
Growth & Income	9,625,619	10,551,775	—	—	28,826,573	49,003,967
High Yield	6,017,026	—	(21,498,800)	—	(6,904,698)	(22,386,472)
International	5,289,843	11,642,102	—	—	32,110,785	49,042,730
Investment Grade	2,055,545	—	(1,882,502)	—	(188,458)	(15,415)
Select Growth	18,110	113,773	—	—	1,341,651	1,473,534
Target Maturity 2010	761,937	16,313	—	—	1,223,001	2,001,251
Target Maturity 2015	1,064,252	—	(74,461)	—	2,271,949	3,261,740
Value	1,535,483	—	(4,779,949)	—	18,863,507	15,619,041

*	Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, passive foreign investment companies and amortization of bond premium and discounts.

Other accumulated losses consist primarily of post-October loss deferrals.

111

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2007

For the year ended December 31, 2007, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts and passive foreign investment companies, foreign currency transactions and expiration of capital loss carryovers.

		Undistributed	Accumulated
	Capital	Ordinary	Capital
Fund	Paid In	Income	Gains (Losses)

Government	$ (140,904)	$ (50,925)	$ 191,829
Growth & Income	—	(2,302)	2,302
High Yield	(5,701,302)	861,357	4,839,945
International	—	306,958	(306,958)
Investment Grade	—	(846)	846
Target Maturity 2010	65	31,172	(31,237)
Value	—	(35,749)	35,749

9. Reorganization—On November 16, 2007, First Investors Life Series High Yield Fund (“High Yield Fund”) acquired all of the net assets of the First Investors Life Series Special Bond Fund (“Special Bond Fund”) in connection with a tax-free reorganization that was approved by the shareholders of Special Bond Fund at a special meeting of shareholders held on October 29, 2007. The High Yield Fund issued 1,747,119 shares to the Special Bond Fund in connection with the reorganization. In return, it received net assets of $13,341,374 from the Special Bond Fund (which included $1,209,299 of unrealized depreciation and $7,664,701 of accumulated net realized losses). The High Yield Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the High Yield Fund and Special Bond Fund immediately before the acquisition were $79,336,014 consisting of High Yield Fund $65,994,640 and Special Bond Fund $13,341,374, respectively.

10. New Accounting Pronouncements—In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, FIMCO does not believe the adoption of SFAS

112

No. 157 will impact the financial statement amounts of the Funds, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

113

Financial Highlights
FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

			P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A

					Less Distributions									Ratio to Average Net
		Investment Operations			from					Ratio to Average Net				Assets Before Expenses
										Assets**				Waived or Assumed
	Net Asset	Net	Net Realized					Net Asset
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net Invest-		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	Before Fee		ment Income		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gains	Distributions	Year	Return*	(in millions)	Credits #		(Loss)	Expenses	Income	Rate

BLUE CHIP FUND
2003	$15.10	$ .12	$3.80	$3.92	$ .11	—	$ .11	$18.91	26.19%	$179.83%			.71%	N/A	N/A	96%
2004	18.91	.19	1.20	1.39	.12	—	.12	20.18	7.37	181.83			.99	N/A	N/A	100
2005	20.18	.20	.67	.87	.20	—	.20	20.85	4.34	174.85			.93	N/A	N/A	34
2006	20.85	.26	2.74	3.00	.20	—	.20	23.65	14.49	181.82			1.13	N/A	N/A	4
2007	23.65	.31	.67	.98	.26	—	.26	24.37	4.21	173.81			1.20	N/A	N/A	5

CASH MANAGEMENT FUND
2003	$ 1.00	$.005	—	$.005	$.005	—	$.005	$ 1.00	.54%	$ 10.70%		##	.55%	.95%	.30%	N/A
2004	1.00	.007	—	.007	.007	—	.007	1.00	.71	7.71		##	.69	1.04	.35	N/A
2005	1.00	.024	—	.024	.024	—	.024	1.00	2.44	6.72		##	2.38	1.09	1.99	N/A
2006	1.00	.043	—	.043	.043	—	.043	1.00	4.35	7.74		##	4.26	1.09	3.87	N/A
2007	1.00	.045	—	.045	.045	—	.045	1.00	4.62	15.72		##	4.49	1.04	4.14	N/A

DISCOVERY FUND
2003	$15.62	$(.06)	$6.19	$6.13	$ —	$ —	$ —	$21.75	39.24%	$122.85%			(.35)%	N/A	N/A	111%
2004	21.75	(.04)	2.82	2.78	—	—	—	24.53	12.78	134.83			(.18)	N/A	N/A	93
2005	24.53	.08	1.18	1.26	—	—	—	25.79	5.14	137.90			.15	N/A	N/A	111
2006	25.79	.06	5.74	5.80	.04	—	.04	31.55	22.51	158.82			.19	N/A	N/A	58
2007	31.55	.11	1.86	1.97	.06	2.66	2.72	30.80	6.62	161.82			.35	N/A	N/A	55

GOVERNMENT FUND
2003	$10.71	$ .55	$ (.22)	$ .33	$ .45	—	$ .45	$10.59	3.18%	$ 24.75%			4.98%	.90%	4.83%	83%
2004	10.59	.54	(.17)	.37	.58	—	.58	10.38	3.62	21.76			4.81	.91	4.66	62
2005	10.38	.51	(.26)	.25	.53	—	.53	10.10	2.54	20.81			4.85	.96	4.70	52
2006	10.10	.51	(.14)	.37	.51	—	.51	9.96	3.80	20.78			5.10	.93	4.95	28
2007	9.96	.48	.15	.63	.52	—	.52	10.07	6.55	21.80			4.94	.95	4.75	24

GROWTH & INCOME FUND†
2003	$23.83	$ .16	$6.75	$6.91	$ .12	$ —	$ .12	$30.62	29.18%	$222.83%			.60%	N/A	N/A	74%
2004	30.62	.25	3.04	3.29	.16	—	.16	33.75	10.77	239.83			.79	N/A	N/A	76
2005	33.75	.16	2.25	2.41	.25	—	.25	35.91	7.20	249.85			.46	N/A	N/A	93
2006	35.91	.20	4.68	4.88	.16	2.27	2.43	38.36	14.35	268.82			.55	N/A	N/A	127
2007	38.36	.41	.25	.66	.20	5.43	5.63	33.39	1.98	258.81			1.14	N/A	N/A	38

114	115

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

			P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A

					Less Distributions								Ratio to Average Net
		Investment Operations			from						Ratio to Average Net		Assets Before Expenses
											Assets**		Waived or Assumed
	Net Asset		Net Realized					Net Asset
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gains	Distributions	Year	Return*	(in millions)	Credits #	Income	Expenses	Income	Rate

HIGH YIELD FUND
2003	$ 7.40	$ .63	$1.16	$1.79	$ .69	—	$ .69	$ 8.50	26.14%	$ 64.85%		8.34%	N/A	N/A	30%
2004	8.50	.62	.17	.79	.63	—	.63	8.66	9.94	70.85		7.55	N/A	N/A	33
2005	8.66	.65	(.61)	.04	.63	—	.63	8.07	.41	69.87		8.01	N/A	N/A	35
2006	8.07	.62	.12	.74	.67	—	.67	8.14	9.77	68.85		7.63	N/A	N/A	31
2007	8.14	.57	(.47)	.10	.63	—	.63	7.61	1.06	79.86		7.19	N/A	N/A	28

INTERNATIONAL FUND††
2003	$12.50	$.10	$3.91	$4.01	$.13	$ —	$ .13	$16.38	32.52%	$ 90	1.08%	.74%	N/A	N/A	119%
2004	16.38	.09	2.28	2.37	.20	—	.20	18.55	14.58	99	1.02	.94	N/A	N/A	114
2005	18.55	.28	1.41	1.69	.24	—	.24	20.00	9.22	105.99		.80	N/A	N/A	104
2006	20.00	.29	5.09	5.38	.15	.64	.79	24.59	27.79	129.97		1.24	N/A	N/A	157
2007	24.59	.04	4.26	4.30	.83	3.36	4.19	24.70	20.99	154.90		1.30	N/A	N/A	97

INVESTMENT GRADE FUND
2003	$11.57	$.61	$.34	$ .95	$.65	—	$ .65	$11.87	8.60%	$ 37.73%		5.29%	.88%	5.14%	14%
2004	11.87	.59	(.12)	.47	.67	—	.67	11.67	4.04	38.72		5.03	.87	4.88	16
2005	11.67	.56	(.42)	.14	.67	—	.67	11.14	1.31	38.75		4.91	.90	4.76	24
2006	11.14	.53	(.11)	.42	.62	—	.62	10.94	3.99	37.74		4.82	.89	4.67	86
2007	10.94	.43	.15	.58	.60	—	.60	10.92	5.52	39.73		4.97	.88	4.81	38

SELECT GROWTH FUND†††
2003	$6.21	$.04	$1.68	$1.72	$.01	—	$ .01	$ 7.92	27.73%	$ 10.95%		.67%	N/A	N/A	43%
2004	7.92	.10	.36	.46	.04	—	.04	8.34	5.87	11.96		1.23	N/A	N/A	50
2005	8.34	.05	.41	.46	.10	—	.10	8.70	5.55	11.99		.57	N/A	N/A	66
2006	8.70	.07	.75	.82	.05	—	.05	9.47	9.47	12.92		.77	N/A	N/A	80
2007	9.47	.01	1.06	1.07	.07	—	.07	10.47	11.42	13	1.14	.15	N/A	N/A	161

TARGET MATURITY 2010 FUND
2003	$15.41	$.72	$(.28)	$ .44	$.67	$ —	$ .67	$15.18	2.84%	$ 17.74%		4.54%	.89%	4.39%	1%
2004	15.18	.72	(.13)	.59	.73	.06	.79	14.98	3.96	17.75		4.70	.90	4.55	4
2005	14.98	.70	(.50)	.20	.70	.14	.84	14.34	1.46	16.76		4.74	.91	4.59	3
2006	14.34	.75	(.49)	.26	.72	.12	.84	13.76	2.02	14.76		5.13	.91	4.98	3
2007	13.76	.69	.41	1.10	.77	—	.77	14.09	8.35	15.76		5.33	.91	5.16	11

116	117

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

			P E R S H A R E D A T A							R A T I O S / S U P P L E M E N T A L D A T A

					Less Distributions								Ratio to Average Net
			Investment Operations		from						Ratio to Average Net		Assets Before Expenses
											Assets**		Waived or Assumed
	Net Asset		Net Realized					Net Asset
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gains	Distributions	Year	Return*	(in millions)	Credits #	Income	Expenses	Income	Rate

TARGET MATURITY 2015 FUND
2003	$13.71	$.50	$(.06)	$ .44	$.41	—	$ .41	$13.74	3.24%	$ 12.80%		4.27%	.95%	4.12%	3%
2004	13.74	.53	.61	1.14	.51	—	.51	14.37	8.47	17.75		4.34	.90	4.19	2
2005	14.37	.53	.08	.61	.52	—	.52	14.46	4.39	22.73		4.14	.88	3.99	0
2006	14.46	.57	(.32)	.25	.52	—	.52	14.19	1.85	24.70		4.38	.85	4.23	2
2007	14.19	.59	.74	1.33	.58	—	.58	14.94	9.70	27.70		4.32	.85	4.16	3

VALUE FUND
2003	$ 9.74	$.22	$2.35	$2.57	$.32	—	$ .32	$11.99	27.59%	$ 58.83%		2.19%	N/A	N/A	33%
2004	11.99	.23	1.71	1.94	.22	—	.22	13.71	16.39	69.84		1.87	N/A	N/A	20
2005	13.71	.25	.57	.82	.22	—	.22	14.31	6.09	79.87		1.89	N/A	N/A	21
2006	14.31	.27	2.76	3.03	.26	—	.26	17.08	21.43	94.83		1.73	N/A	N/A	15
2007	17.08	.31	(.42)	(.11)	.27	—	.27	16.70	(.66)	91.83		1.75	N/A	N/A	17

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
**	Net of expenses waived or assumed by the investment adviser (Note 4).
†	Prior to October 18, 2006, known as Growth Fund.
††	Prior to June 27, 2006, known as International Securities Fund.
†††	Prior to July 26, 2007 known as Focused Equity Fund.
#	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of
New York Mellon or from brokerage service arrangements (Note 1H).
##	For each of the years shown, the expense ratio after fee credits was .70%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense ratio to .70%.

118	See notes to financial statements	119

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Life Series Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the twelve Funds comprising First Investors Life Series Funds, as of December 31, 2007, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve Funds comprising First Investors Life Series Funds, as of December 31, 2007, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 28, 2008

120

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers*

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held
———————	————	————	—————	———

DISINTERESTED TRUSTEES

Charles R. Barton, III 1965	Trustee since	President of Noe	45	None
c/o First Investors	1/1/06	Pierson Corpora-
Management Company, Inc.		tion (manage-
110 Wall Street		ment service
New York, NY 10005		provider); Chief
Operating Officer
(since 2007) and
Director and
Trustee of the
Barton Group,
LLC (garnet min-
ing and industrial
abrasives).

Stefan L. Geiringer 1934	Trustee since	Co-Founder/	45	None
c/o First Investors	1/1/06	Partner of Real
Management Company, Inc.		Time Energy
110 Wall Street		Solutions, Inc.
New York, NY 10005		since 2005;
Founder/Owner
of SLG, Inc.
since 2005;
Senior Vice
President of
Pepco Energy
Services (North-
east Division)
from 2003-2005;
Founder/Owner
and President of
North Atlantic
Utilities, Inc.
from 1987-2003

Robert M. Grohol 1932	Trustee since	None/Retired	45	None
c/o First Investors	8/18/05;
Management Company, Inc.	Director/Trustee
110 Wall Street	of predecessor
New York, NY 10005	funds since
6/30/00

121

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held
———————	————	————	—————	———

Arthur M. Scutro, Jr. 1941	Trustee since	Retired; formerly	45	None
c/o First Investors	1/1/06	Senior Vice
Management Company, Inc.		President of UBS
110 Wall Street		PaineWebber
New York, NY 10005		from 1985-2001

James M. Srygley 1932	Trustee since	Retired;	45	None
c/o First Investors	8/18/05;	Owner
Management Company, Inc.	Director/Trustee	Hampton
110 Wall Street	of predecessor	Properties
New York, NY 10005	funds since
1/19/95

Robert F. Wentworth 1929	Trustee since	None/Retired	45	None
c/o First Investors	8/18/05;
Management Company, Inc.	Director/Trustee
110 Wall Street	of predecessor
New York, NY 10005	funds since
10/15/92

122

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held
———————	————	————	—————	———

INTERESTED TRUSTEES

Kathryn S. Head 1955	Trustee and	Chairman, Of-	45	None
c/o First Investors	President since	ficer and Director
Management Company, Inc.	8/18/05; Direc-	of First Investors
Raritan Plaza I	tor/Trustee of	Corporation;
Edison, NJ 08837	predecessor funds	First Investors
	since 3/17/94;	Consolidated
	President of	Corporation;
	predecessor funds	First Investors
	since 2001	Management
Company, Inc.;
Administrative
Data Manage-
ment Corp.; First
Investors Federal
Savings Bank;
First Investors
Name Saver,
Inc.; and
other affiliated
companies***

*	Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

**	Ms. Head is an interested trustee because (a) she indirectly owns more than 5% of the voting stock of the adviser and principal underwriter of the Funds, (b) she is an officer, director and employee of the adviser and principal underwriter of the Funds, and (c) she is an officer of the Funds.

***	Other affiliated companies consist of: First Investors Realty Company, Inc., First Investors Life Insur-
ance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors
Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation,
First Investors Credit Corporation and First Investors Resources, Inc.

123

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held
———————	————	————	—————	———

OFFICER (S) WHO ARE NOT TRUSTEES

Joseph I. Benedek 1957	Treasurer	Treasurer of	45	None
c/o First Investors	since 8/18/05;	First Investors
Management Company, Inc.	Treasurer of	Management
Raritan Plaza I	predecessor fund	Company, Inc.
Edison, NJ 08837	since 1988

Larry R. Lavoie 1947	Chief	General Counsel	45	None
c/o First Investors	Compliance	of First Investors
Management Company, Inc.	Officer since	Corporation and
110 Wall Street	8/18/05;	its affiliates;
New York, NY 10005	Chief	Director of
	Compliance	First Investors
	Officer of	Corporation
	predecessor funds	and various
	since 2004	affiliates

124

FIRST INVESTORS LIFE SERIES FUNDS

Shareholder Information
————————————————————
Investment Adviser	Custodian
First Investors Management	The Bank of New York Mellon
Company, Inc.	One Wall Street
110 Wall Street	New York, NY 10286
New York, NY 10005
Custodian
Subadviser	(International Fund)
(Discovery Fund)	Brown Brothers Harriman & Co.
Paradigm Capital Management, Inc.	40 Water Street
Nine Elk Street	Boston, MA 02109
Albany, NY 12207
Transfer Agent
Subadviser	Administrative Data
(International Fund)	Management Corp.
Vontobel Asset Management, Inc.	Raritan Plaza I—8th Floor
1540 Broadway, 38th Floor	Edison, NJ 08837-3620
New York, NY 10036
Independent Registered
Subadviser	Public Accounting Firm
(Select Growth Fund)	Tait, Weller & Baker LLP
Smith Asset Management Group, L.P.	1818 Market Street
100 Crescent Court	Philadelphia, PA 19103
Dallas, TX 75201
Legal Counsel
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
1601 K Street, N.W.
Washington, D.C. 20006

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FIRST INVESTORS LIFE SERIES FUNDS

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request, by calling 1-800-423-4026, or can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing at our address listed above or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is also available, without charge, upon request, by calling 1-800-423-4026 or writing to us at our address listed above.

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Item 2. Code of Ethics

As of December 31, 2007, the Registrant has adopted a code of ethics that applies to the Registrant's President/Principal Executive Officer and Treasurer/Principal Financial Officer.

For the year ended December 31, 2007 the registrant amended the Sarbanes-Oxley Code of Ethics to include in it a general prohibition on accepting or providing "any gift or entertainment that is illegal or that is intended to cause any action, or any failure to take any action, that adversely affects the interests of any of the Funds" and deleting from that Code the specific limits on acceptance of gifts and entertainment that duplicated those that are contained in our Rule 17j-1 Code of Ethics.

For the year ended December 31, 2007, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

The Registrant's Board has determined that it has at least two "audit committee financial experts" serving on its audit committee. Robert F. Wentworth and Arthur M. Scutro, Jr. are the "audit committee financial experts" and are considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

		Fiscal Year Ended
		December 31,
		-----------------
	2007		2006
	----		----
(a) Audit Fees	$162,900		$156,000

(b) Audit-Related Fees	$0		$0

(c) Tax Fees	$39,200		$37,800

Nature of fees: tax returns preparation and tax compliance

(d) All Other Fees	$0		$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee:

(a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the Funds and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors' specific representations as to their independence;

(b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor;

(c) to pre-approve all non-audit services to be provided by the Funds' independent auditor to the Funds' investment adviser or to any entity that controls, is controlled by or is under common control with the Funds' investment adviser ("adviser affiliate") and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds;

(d) to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member and members of the Audit Committee, subject to subsequent Committee review and oversight;

(e) to consider whether the non-audit services provided by the Funds' independent auditors to the Funds' investment adviser or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditors' independence;

(f) to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service;

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended December 31, 2007 and 2006 were $61,500 and $71,000, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds
(Registrant)

By	/S/	KATHRYN S. HEAD
Kathryn S. Head
President and Principal Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

First Investors Life Series Funds
(Registrant)

By	/S/	JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date: March 7, 2008